AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2016

 REGISTRATION NOS. 333 -122901
811 -21719

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
PRE-EFFECTIVE AMENDMENT NO.	[ ]
POST-EFFECTIVE AMENDMENT NO. 765	[X]
AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]
AMENDMENT NO. 778	[X]

INVESTMENT MANAGERS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

235 W. Galena Street
Milwaukee, WI 53212

(Address of Principal Executive Offices, including Zip Code)
Registrant's Telephone Number, Including Area Code: (414) 299-2295

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

(Name and Address of Agent for Service)

COPIES TO:

Michael Glazer
Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3106

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485; or
[X]	on May 1, 2016 pursuant to paragraph (b) of Rule 485; or
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485;
[ ]	on __________ pursuant to paragraph (a)(1) of Rule 485; or
[ ]	75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
[ ]	on __________ pursuant to paragraph (a)(2) of Rule 485; or
[ ]	on __________ pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

[  ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Aristotle/Saul Global Opportunities Fund
Class I Shares
(Ticker Symbol: ARSOX)

Aristotle International Equity Fund
Class I Shares
(Ticker Symbol: ARSFX)

Aristotle Strategic Credit Fund
Class I Shares
(Ticker Symbol: ARSSX)

Aristotle Value Equity Fund
Class I Shares
(Ticker Symbol: ARSQX)

Aristotle Small Cap Equity Fund
Class I Shares
(Ticker Symbol: ARSBX)

PROSPECTUS
May 1, 2016

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Aristotle Funds
Each a series of Investment Managers Series Trust (the “Trust”)
Each of the funds described in this Prospectus is referred to as a “Fund” and collectively as the “Funds.”

TABLE OF CONTENTS

SUMMARY SECTION – Aristotle/Saul Global Opportunities Fund	1
SUMMARY SECTION – Aristotle International Equity Fund	8
SUMMARY SECTION – Aristotle Strategic Credit Fund	13
SUMMARY SECTION – Aristotle Value Equity Fund	19
SUMMARY SECTION – Aristotle Small Cap Equity Fund	23
MORE ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS	27
MANAGEMENT OF THE FUNDS	42
SHAREHOLDER SERVICE PLAN	49
YOUR ACCOUNT WITH THE FUNDS	49
DIVIDENDS AND DISTRIBUTIONS	58
FEDERAL INCOME TAX CONSEQUENCES	58
FINANCIAL HIGHLIGHTS	61

This Prospectus sets forth basic information about the Funds that you should know before investing. It should be read and retained for future reference.

The date of this Prospectus is May 1, 2016.

SUMMARY SECTION – Aristotle/Saul Global Opportunities Fund

Investment Objective

The investment objective of the Aristotle/Saul Global Opportunities Fund (the “Global Opportunities Fund”) is to seek to maximize long-term capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Opportunities Fund.

Shareholder Fees (fees paid directly from your investment)	Class I Shares
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.90%
Distribution (Rule 12b-1) fees	None
Other expenses	0.51%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses[1]	1.42%
Fees waived and/or expenses reimbursed[2]	(0.31%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1,2]	1.11%

[1]	The total annual fund operating expenses and total annual fund operating expenses after fee waiver and/or expense reimbursements do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.
[2]	The Global Opportunities Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A) expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.10% the average daily net assets of Class I Shares of the Global Opportunities Fund. This agreement is in effect until April 30, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. The Global Opportunities Fund’s Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Example
This example is intended to help you compare the cost of investing in the Global Opportunities Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Opportunities Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$113	$419	$747	$1,675

Portfolio Turnover
The Global Opportunities Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Global Opportunities Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies
The Global Opportunities Fund primarily invests its assets in equity securities that are listed on an exchange or that are otherwise publicly traded in the United States or in a foreign country. However, the Global Opportunities Fund may also invest in a variety of other instruments traded in U.S. and foreign markets, including, but not limited to, fixed income securities, convertible securities, and unlisted equity securities. The Global Opportunities Fund may also invest in exchange-traded funds (“ETFs”).

Under normal market conditions, the Global Opportunities Fund invests in at least three different countries, including emerging market countries, with at least 40% of its net assets invested in securities of issuers located outside the United States. The Global Opportunities Fund’s investments in foreign securities may include investments through American, European and Global Depository Receipts (“ADRs,” “EDRs,” and “GDRs,” respectively).

The Global Opportunities Fund does not limit the types of companies in which it seeks to invest its assets based on market capitalization.

The Global Opportunities Fund’s investments in fixed income securities may be of any maturity and credit quality, including securities rated below investment grade (commonly referred to as “junk” bonds). The Global Opportunities Fund generally holds its investments for the long term.

In selecting investments for the Global Opportunities Fund, the Fund’s investment advisor (Aristotle Capital Management, LLC), employs a fundamental, bottom-up approach. The Advisor focuses first on the quality of a company’s business and then considers whether the company’s securities are available at an attractive price.

In addition, the Global Opportunities Fund may pursue tactical investment strategies from time to time in order to seek favorable returns on securities that the Advisor believes are over-valued based on its assessment of their prices. These tactical strategies may include, for example, short sales, investments in warrants, futures, distressed debt, preferred securities, and convertible securities, and purchase and sale of options, based on the Advisor’s assessment of the fair value of the instrument or, as applicable, the underlying or related instrument (e.g., the stock on which an option is purchased). The Global Opportunities Fund may also pursue merger arbitrage opportunities in an effort to profit from any discount in the price of a target company’s stock prior to the closing of a merger.

The Global Opportunities Fund generally seeks favorable performance relative to its benchmark, the MSCI All Country World Index (net). However, the Advisor is not constrained by the composition of the MSCI All Country World Index in selecting investments for the Global Opportunities Fund.

Principal Risks of Investing

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Global Opportunities Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk. The value of the equity securities held by the Global Opportunities Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Global Opportunities Fund participate, or factors relating to specific companies in which the Fund invests.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Credit Risk. If an issuer or guarantor of a debt security held by the Global Opportunities Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Global Opportunities Fund’s portfolio will typically decline. Junk bonds have a higher risk of default than other fixed income securities and are considered predominantly speculative.

Convertible Securities Risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Global Opportunities Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs, EDRs and GDRs. Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Short Sales Risk. In connection with a short sale of a security or other instrument, the Global Opportunities Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Global Opportunities Fund replaces the security or other instrument borrowed to make the short sale, the Global Opportunities Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Depending on how the Global Opportunities Fund uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives can have a leveraging effect and increase fund volatility. A small investment in derivatives could have a potentially large impact on the Global Opportunities Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it would submit derivatives trades for clearing, including in some cases from fellow clearing customers of the brokerage firm. The Global Opportunities Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

Leveraging Risk. Certain Fund transactions, including entering into futures contracts and taking short positions in financial instruments, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Global Opportunities Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Global Opportunities Fund would otherwise have had, potentially resulting in the loss of all assets. The Global Opportunities Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Asset Segregation Risk. As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales. The Global Opportunities Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

ETF Risk. Investing in an ETF will provide the Global Opportunities Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. The Global Opportunities Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Small-Cap and Mid-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Liquidity Risk. The Global Opportunities Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Global Opportunities Fund’s investments. Illiquid assets may also be difficult to value.

High Yield (“Junk”) Bond Risk.   High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Management and Strategy Risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Advisor in selecting investments for the Global Opportunities Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Performance
The bar chart and table below provide some indication of the risks of investing in the Global Opportunities Fund by showing changes in the Global Opportunities Fund’s performance from year to year and by showing how the average annual total returns of the Fund compare with the average annual total returns of a broad-based market index. Updated performance information is available at the Global Opportunities Fund’s website, www.aristotlefunds.com, or by calling the Fund at 1-888-661-6691. The Global Opportunities Fund’s past performance, before and after taxes, is not necessarily an indication of how the Global Opportunities Fund will perform in the future.

Calendar-Year Total Return (before taxes)

For each calendar year at NAV

Highest Calendar Quarter Return at NAV 7.29% -- Quarter Ended 09/30/2013
Lowest Calendar Quarter Return at NAV (9.00%) -- Quarter Ended 09/30/2015

The year-to-date return for the Fund as of March 31, 2016 was 3.89%.

Average Annual Total Returns for periods ended December 31, 2015

	1 year	3 years	Since Inception (03/30/12)
Return Before Taxes	(1.97)%	2.52%	2.53%
Return After Taxes on Distributions*	(2.29)%	2.05%	2.12%
Return After Taxes on Distributions and Sale of Fund Shares*	(0.86)%	1.93%	1.97%
MSCI All Country World Index (Reflects no deductions for fees, expenses or taxes)	(2.36)%	7.69%	7.15%

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor
Aristotle Capital Management, LLC (the “Advisor” or “Aristotle Capital”)

Portfolio Managers
The portfolio management team is comprised of Howard Gleicher, CFA, Chief Executive Officer and Chief Investment Officer of the Advisor, Alberto Jimenez Crespo, CFA, Principal and Portfolio Manager - Global, and Gregory D. Padilla, CFA, Principal and Portfolio Manager - Global. Messrs. Gleicher, Crespo and Padilla are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Gleicher has been the portfolio manager of the Fund since its inception on March 30, 2012, and Messrs. Jimenez and Padilla each has served as a portfolio manager for the Global Opportunities Fund since January 1, 2014.

Purchase and Sale of Fund Shares
To purchase shares of the Global Opportunities Fund, you must invest at least the minimum amount:

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$2,500	$100
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$100

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Global Opportunities Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Global Opportunities Fund through a broker-dealer or other financial intermediary (such as a bank), the Global Opportunities Fund and its related companies may pay the intermediary for the sale of Global Opportunities Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Global Opportunities Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Aristotle International Equity Fund

Investment Objective
The investment objective of the Aristotle International Equity Fund (the “International Equity Fund”) is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund.

Shareholder Fees (fees paid directly from your investment)	Class I Shares
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%
Distribution (Rule 12b-1) fee	None
Other expenses (includes shareholder service fees of up to 0.15%)	3.42%
Total annual fund operating expenses	4.22%
Fees waived and/or expenses reimbursed[1]	(3.12%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1]	1.10%

[1]	The International Equity Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.10% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. The International Equity Fund’s Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the International Equity Fund for a period ending three full fiscal years after the date of the waiver or payment.

Example
This example is intended to help you compare the cost of investing in the International Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the International Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the International Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$112	$996	$1,894	$4,200

Portfolio Turnover
The International Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the International Equity Fund’s portfolio turnover rate was 86% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the International Equity Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in publicly traded equity securities or depository receipts of companies organized, headquartered or doing a substantial amount of business outside of the United States. Aristotle Capital Management, the International Equity Fund’s Advisor, considers a company that has at least 50% of its assets located outside the United States or derives at least 50% of its revenue from business outside the United States as doing a substantial amount of business outside the United States. The International Equity Fund generally invests in securities of companies located in different regions and in at least three different countries. The International Equity Fund intends to invest no more than 20% of its total assets in companies organized, headquartered or doing a substantial amount of business in emerging market countries under normal market conditions.

The International Equity Fund’s investments in equity securities may include common stocks, preferred stocks, warrants and rights. The International Equity Fund’s investments in depository receipts may include American, European, and Global Depository Receipts (“ADRs,” “EDRs,” and “GDRs,” respectively). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets. The International Equity Fund may invest in companies of any market capitalization.

In pursuing the International Equity Fund’s investment objective, the Advisor employs a fundamental, bottom-up research driven approach to identify companies for investment by the Fund. The Advisor focuses on those companies that it believes have high quality businesses that are undervalued by the market relative to what the Advisor believes to be their fair value. The Advisor seeks to identify high quality companies by focusing on the following attributes: attractive business fundamentals, strong financials, experienced, motivated company management, and high and/or consistently improving market position, return on invested capital or operating margins.

The International Equity Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund.

Principal Risks of Investing

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the International Equity Fund, which may cause investors to lose money. There can be no assurance that the International Equity Fund will achieve its investment objective.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk. The value of the equity securities held by the International Equity Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the International Equity Fund participate, or factors relating to specific companies in which the Fund invests.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the International Equity Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs, EDRs and GDRs. Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Small-Cap and Mid-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Management and Strategy Risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Advisor in selecting investments for the International Equity Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Non-Diversification Risk. The International Equity Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Performance

The bar chart and table below provide some indication of the risks of investing in the International Equity Fund by showing changes in the International Equity Fund’s performance from year to year and by showing how the average annual total returns of the Fund compare with the average annual total returns of a broad-based market index. Updated performance information is available at the International Equity Fund’s website, www.aristotlefunds.com, or by calling the Fund at 1-888-661-6691. The International Equity Fund’s past performance, before and after taxes, is not necessarily an indication of how the International Equity Fund will perform in the future.

Calendar-Year Total Return (before taxes)

For each calendar year at NAV

Highest Calendar Quarter Return at NAV 4.30% -- Quarter Ended 06/30/2014
Lowest Calendar Quarter Return at NAV (8.12%) -- Quarter Ended 09/30/2015

The year-to-date return for the Fund as of March 31, 2016 was (1.86)%.

Average Annual Total Returns for periods ended December 31, 2015

	1 year	Since Inception (03/31/14)
Return Before Taxes	0.25%	(4.32)%
Return After Taxes on Distributions*	0.14%	(4.46)%
Return After Taxes on Distributions and Sale of Fund Shares*	0.23%	(3.28)%
MSCI EAFE (Net) Index (Reflects no deductions for fees, expenses or taxes)	(0.81)%	(3.64)%

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor
Aristotle Capital Management, LLC (the “Advisor” or “Aristotle Capital”)

Portfolio Managers
The portfolio management team is comprised of Howard Gleicher, CFA, Chief Executive Officer and Chief Investment Officer, Geoffrey S. Stewart, CFA, Principal and Portfolio Manager – International, and Sean M. Thorpe, Principal and Portfolio Manager – International. Messrs. Gleicher, Stewart and Thorpe are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Gleicher has been a portfolio manager of the International Equity Fund since May 1, 2015, and Messrs. Stewart and Thorpe have served as portfolio managers for the International Equity Fund since its inception on March 31, 2014.

Purchase and Sale of Fund Shares
To purchase shares of the International Equity Fund, you must invest at least the minimum amount:

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$2,500	$100
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$100

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The International Equity Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the International Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Aristotle Strategic Credit Fund

Investment Objectives
The investment objectives of the Aristotle Strategic Credit Fund (the “Strategic Credit Fund”) are to seek income and capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategic Credit Fund.

Shareholder Fees (fees paid directly from your investment)	Class I Shares
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.47%
Distribution (Rule 12b-1) fees	None
Other expenses	2.64%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses[1]	3.12%
Fees waived and/or expenses reimbursed[2]	(2.49%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1,2]	0.63%

[1]
The total annual fund operating expenses and total annual fund operating expenses after fee waiver and/or expense reimbursements do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

[2]
The Strategic Credit Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.62% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. The Strategic Credit Fund’s Advisor is permitted to seek reimbursement from the Strategic Credit Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Example
This example is intended to help you compare the cost of investing in the Strategic Credit Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Strategic Credit Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Strategic Credit Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$64	$728	$1,417	$3,255

Portfolio Turnover
The Strategic Credit Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Strategic Credit Fund’s portfolio turnover rate was 88% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Strategic Credit Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities. The types of debt securities in which the Fund may invest include, but are not limited to, corporate bonds, notes and debentures of U.S. and non-U.S. issuers, and bank loans of U.S. and non-U.S. corporate issuers The Strategic Credit Fund’s investments in foreign securities include securities in both developed and emerging markets.

The Strategic Credit Fund may invest in debt securities of any maturity and credit quality. Under normal market conditions, the Fund’s Advisor, Aristotle Credit Partners, LLC, expects that the Fund will generally invest in investment grade corporate bonds as well as high yield bonds and in bank loans that are generally both rated in the “B” and “BB” quality tiers of the high yield categories by nationally recognized securities rating organizations at the time of purchase or, if unrated, determined by the Advisor to be of comparable credit quality. However, the Strategic Credit Fund may also invest in corporate debt investments rated below “B”. The Advisor believes these securities with these credit ratings provide the optimal risk-adjusted performance over a market cycle. Investment grade securities are those rated in the Baa3 or higher categories by Moody's Investors Service, Inc. ("Moody's"), or in the BBB- or higher categories by Standard & Poor's, a division of McGraw Hill Companies Inc. (“S&P”), or Fitch Ratings Ltd. (“Fitch”) or, if unrated by S&P, Moody's or Fitch, determined by the Advisor to be of comparable credit quality. High yield bonds, commonly referred to as “junk bonds” and bank loans, are generally rated below investment grade by Moody’s, S&P, or Fitch.

In pursuing the Strategic Credit Fund’s investment objectives, the Advisor uses a disciplined investment approach that integrates a top-down macroeconomic environment assessment with a bottom-up fundamental credit analysis. The Advisor seeks to identify and invest in securities of companies with stable or improving financial profiles.

Principal Risks of Investing

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Strategic Credit Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Strategic Credit Fund will achieve its investment objective.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Credit Risk. If an issuer or guarantor of a debt security held by the Strategic Credit Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to engage counsel or other outside advisors.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Strategic Credit Fund may not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Strategic Credit Fund may also lose any premium it paid on the security.

Extension Risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market which may cause the value of the securities to fall.

High Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Bank Loan Risk. The Strategic Credit Fund’s investments in assignments of bank loans may create substantial risk. Although the Strategic Credit Fund expects it will invest in senior and secured bank loans, the Fund may invest in unsecured or subordinated loans. In addition, the Fund may invest in secured and unsecured participations in bank loans. These bank loans will generally be rated below investment grade. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Strategic Credit Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest which will expose the Fund to the credit risk of the underlying borrower. If the Strategic Credit Fund invests in a bank loan through a participation, the Fund will also be exposed to the credit risk of financial institution selling the participation to the Fund as well as the credit risk of the underlying borrower. The market for bank loan may not be highly liquid and the Fund may have difficulty selling them. Bank loans have similar risks to high yield bonds and are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing bank loans are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. Unlike senior secured loans which have a priority claim on the borrower’s assets and are secured with the borrower’s assets and/or equity, unsecured or subordinated loans may carry greater risk since they will not have a priority claim and may not be secured by the borrower’s assets.

Liquidity Risk. The Strategic Credit Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

Valuation Risk. The sales price the Strategic Credit Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued by the Fund using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.

Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Management and Strategy Risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Performance
The bar chart and table below provide some indication of the risks of investing in the Strategic Credit Fund by showing changes in the Fund’s performance from year to year and by showing how the average annual total returns of the Fund compare with the average annual total returns of a broad-based market index. Updated performance information is available at the Strategic Credit Fund’s website, www.aristotlefunds.com, or by calling the Strategic Credit Fund at 1-888-661-6691. The Strategic Credit Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar-Year Total Return (before taxes)

For each calendar year at NAV

Highest Calendar Quarter Return at NAV 1.70% -- Quarter Ended 03/31/2015
Lowest Calendar Quarter Return at NAV (2.85%) -- Quarter Ended 09/30/2015

The year-to-date return for the Fund as of March 31, 2016 was 2.98%.

Average Annual Total Returns for periods ended December 31, 2015
	1 year	Since Inception (12/31/14)
Return Before Taxes	(2.49)%	(2.49)%
Return After Taxes on Distributions*	(4.20)%	(4.20)%
Return After Taxes on Distributions and Sale of Fund Shares*	(1.38)%	(1.38)%
Barclays U.S. High Yield Ba/B2% Issuer Cap Index (Reflects no deductions for fees, expenses or taxes)	(2.72)%	(2.72)%
Aristotle Blended Index (Reflects no deductions for fees, expenses or taxes)**	(0.80)%	(0.80)%

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

**	Aristotle Blended Index is a blend of three indices: 1/3 Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, 1/3 Barclays Intermediate U.S. Corporate Index and 1/3 Barclays U.S. Bank Loan Index.

Investment Advisor
Aristotle Credit Partners, LLC (the “Advisor” or “Aristotle Credit”)

Portfolio Managers
The portfolio management team is comprised of Douglas Lopez, CFA, Senior Partner and Portfolio Manager, and Terence Reidt, CFA, Partner and Portfolio Manager. Messrs. Lopez and Reidt have been jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since its inception on December 31, 2014.

Purchase and Sale of Fund Shares
To purchase shares of the Strategic Credit Fund, you must invest at least the minimum amount:

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$2,500	$100
Automatic Investment Plan	$2,500	$100
Gift Accounts For Minors	$2,500	$100

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Strategic Credit Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Strategic Credit Fund through a broker-dealer or other financial intermediary (such as a bank), the Strategic Credit Fund and its related companies may pay the intermediary for the sale of Strategic Credit Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Strategic Credit Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Aristotle Value Equity Fund

Investment Objective

The investment objective of the Aristotle Value Equity Fund (the “Value Equity Fund”) is to maximize long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Value Equity Fund.

Shareholder Fees (fees paid directly from your investment)	Class I Shares
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.60%
Distribution (Rule 12b-1) fees	None
Other expenses[1]	1.71%
Total annual fund operating expenses	2.31%
Fees waived and/or expenses reimbursed[2]	(1.46%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2]	0.85%

[1]	“Other expenses” have been estimated for the current fiscal year. Actual expenses may differ substantially from estimates.
[2]
The Value Equity Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A) expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.85% the average daily net assets of Class I Shares of the Value Equity Fund. This agreement is in effect until April 30, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. The Value Equity Fund’s Advisor is permitted to seek reimbursement from the Value Equity Fund, subject to certain limitations, of fees waived or payments made to the Value Equity Fund for a period ending three full fiscal years after the date of the waiver or payment.

Example
This example is intended to help you compare the cost of investing in the Value Equity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Value Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Value Equity Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$87	$581

Portfolio Turnover
The Value Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Value Equity Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Value Equity Fund’s performance. The Value Equity Fund had not commenced investment operations as of the date of this Prospectus and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies
Under normal market conditions, the Value Equity Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities. The Value Equity Fund’s investments in equity securities may include common stocks, depository receipts, and exchange-traded funds (“ETFs”) that invest primarily in equity securities. Depository receipts represent interests in foreign securities held on deposit by banks. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on securities exchanges.

The Value Equity Fund seeks to meet its investment objective by investing primarily in equity securities of domestic and foreign issuers that are listed on a U.S. exchange or that are otherwise publicly traded in the United States but may invest up to 20% of its total assets in American Depository Receipts (“ADRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

In selecting investments for the Value Equity Fund, the Advisor employs a fundamental, bottom-up approach. The Advisor focuses on those companies that it believes have high quality businesses that are undervalued by the market relative to what the Advisor believes to be their fair value and have a minimum market capitalization of $2 billion. The Advisor seeks to identify high quality businesses by focusing on companies with the following attributes: attractive business fundamentals; experienced, motivated company management; pricing power; sustainable competitive advantages; financial strength; and/or high or consistently improving market position, return on invested capital and operating margins.

The Value Equity Fund generally seeks favorable performance relative to its benchmark, the Russell 1000 Value Index. However, the Advisor is not constrained by the composition of the Russell 1000 Value Index in selecting investments for the Fund.

Principal Risks of Investing

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Value Equity Fund is set forth below. Before you decide whether to invest in the Value Equity Fund, carefully consider these risk factors associated with investing in the Value Equity Fund, which may cause investors to lose money. There can be no assurance that the Value Equity Fund will achieve its investment objective.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk. The value of the equity securities held by the Value Equity Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Value Equity Fund participate, or factors relating to specific companies in which the Fund invests.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

ETF Risk. Investing in an ETF will provide the Value Equity Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Value Equity Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Small-Cap and Mid-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets. Therefore, the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Management and Strategy Risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Advisor in selecting investments for the Value Equity Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

No Operating History. The Value Equity Fund has not commenced operations and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions

Performance
The Value Equity Fund is new and does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Value Equity Fund has been in operation for one calendar year.

Investment Advisor
Aristotle Capital Management, LLC (the “Advisor” or “Aristotle Capital”)

Portfolio Manager
Howard Gleicher, CFA, Principal, Chief Executive Officer and Chief Investment Officer of the Advisor, has served as the Value Equity Fund’s portfolio manager since its inception, and is primarily responsible for the day-to-day management of the Value Equity Fund’s portfolio.

Purchase and Sale of Fund Shares
Shares of the Value Equity Fund currently are not available for purchase. Once they become available, to purchase shares of the Value Equity Fund, you must invest at least the minimum amount:

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$2,500	$100
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$100

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Value Equity Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Value Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Value Equity Fund and its related companies may pay the intermediary for the sale of Value Equity Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Value Equity Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – Aristotle Small Cap Equity Fund

Investment Objective
The investment objective of the Aristotle Small Cap Equity Fund (the “Small Cap Fund”) is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Fund.

Shareholder Fees (fees paid directly from your investment)	Class I Shares
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.85%
Distribution (Rule 12b-1) fees	None
Other expenses	18.50%
Acquired fund fees and expenses	0.04%
Total annual fund operating expenses[1]	19.39%
Fees waived and/or expenses reimbursed[2]	(18.20%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1,2]	1.19%

[1]
The total annual fund operating expenses and total annual fund operating expenses after fee waiver and/or expense reimbursements do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

[2]	The Small Cap Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Small Cap Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.15% of the Small Cap Fund’s average daily net assets. This agreement is in effect until April 30, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. The Small Cap Fund’s Advisor is permitted to seek reimbursement from the Small Cap Fund, subject to certain limitations, of fees waived or payments made to the Small Cap Fund for a period ending three full fiscal years after the date of the waiver or payment.

Example
This example is intended to help you compare the cost of investing in the Small Cap Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Small Cap Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$121	$3,589

Portfolio Turnover
The Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Small Cap Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small Cap Fund’s performance. For the period beginning October 30, 2015 (commencement date) through December 31, 2015, the Small Cap Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Small Cap Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of small capitalization companies. Aristotle Capital Boston, LLC, the Small Cap Fund’s Advisor, considers small capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization equal to or less than that of the largest company in the Russell 2000® Index during the most recent 12-month period (approximately $6.4 billion during the 12-month period ended December 31, 2015). The Russell 2000® Index is reconstituted annually. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the Small Cap Fund invests may vary with market conditions. Investments in companies that move above or below the capitalization range may continue to be held by the Small Cap Fund in the Advisor’s sole discretion. The Small Cap Fund’s investments in equity securities may include common stocks, depository receipts, and exchange traded-funds (“ETFs”) that invest primarily in equity securities of small capitalization companies. Depository receipts represent interests in foreign securities held on deposit by banks. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on securities exchanges.

The Small Cap Fund seeks to meet its investment objective by investing primarily in equity securities of U.S. issuers but may invest up to 5% of its total assets in American Depository Receipts (“ADRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

In pursuing the Small Cap Fund’s investment objective, the Advisor employs a fundamental, bottom-up research driven approach to identify companies for investment by the Small Cap Fund. The Advisor focuses on those companies that it believes have high quality businesses that are undervalued by the market relative to what the Advisor believes to be their fair value. The Advisor seeks to identify high quality businesses by focusing on companies with the following attributes: disciplined business plans; attractive business fundamentals; sound balance sheets; financial strength; experienced, motivated company management; reasonable competition; and/or a record of long-term value creation.

The Fund generally seeks favorable performance relative to its benchmark, the Russell 2000 Index. However, the Advisor is not constrained by the composition of the Russell 2000 Index in selecting investments for the Fund.

Principal Risks of Investing

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Small Cap Fund is set forth below. Before you decide whether to invest in the Small Cap Fund, carefully consider these risk factors associated with investing in the Small Cap Fund, which may cause investors to lose money. There can be no assurance that the Small Cap Fund will achieve its investment objective.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk. The value of the equity securities held by the Small Cap Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Small Cap Fund invests.

Small-Cap Company Risk. The securities of small-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

ETF Risk. Investing in an ETF will provide the Small Cap Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. The Small Cap Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets. Therefore the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Management and Strategy Risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Advisor in selecting investments for the Small Cap Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Performance
The Small Cap Fund commenced operations on October 30, 2015 and does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Small Cap Fund has been in operation for one calendar year.

Investment Advisor
Aristotle Capital Boston, LLC (the “Advisor” or “Aristotle Boston”)

Portfolio Managers
David M. Adams, CFA, Principal and Portfolio Manager of Aristotle Boston, and Jack McPherson, CFA, Principal and Portfolio Manager of Aristotle Boston, have been jointly and primarily responsible for the day-to-day management of the Small Cap Fund’s portfolio since its inception on October 30, 2015.

Purchase and Sale of Fund Shares
To purchase shares of the Small Cap Fund, you must invest at least the minimum amount:

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$2,500	$100
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$100

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Small Cap Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Small Cap Fund through a broker-dealer or other financial intermediary (such as a bank), the Small Cap Fund and its related companies may pay the intermediary for the sale of Small Cap Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Small Cap Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Aristotle/Saul Global Opportunities Fund

Investment Objective
The investment objective of the Aristotle/Saul Global Opportunities Fund (the “Global Opportunities Fund”) is to seek to maximize long-term capital appreciation and income. The Global Opportunities Fund’s investment objective is not fundamental, and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. There is no assurance that the Global Opportunities Fund will achieve its investment objective. The Global Opportunities Fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or the statement of additional information (“SAI”).

Principal Investment Strategies
The Global Opportunities Fund primarily invests its assets in equity securities that are listed on an exchange or that are otherwise publicly traded in the United States or in a foreign country. However, the Global Opportunities Fund may also invest in a variety of other instruments traded in U.S. and foreign markets, including, but not limited to, fixed income securities, convertible securities, and unlisted equity securities. The Global Opportunities Fund may also invest in ETFs.

Under normal market conditions, the Global Opportunities Fund invests in at least three different countries, including emerging market countries, with at least 40% of its net assets invested in securities of issuers located outside the United States. The Global Opportunities Fund’s investments in foreign securities may include investments through ADRs, EDRs, and GDRs.

The Global Opportunities Fund does not limit the types of companies in which it seeks to invest its assets based on market capitalization.

The Global Opportunities Fund’s investments in fixed income securities may be of any maturity and credit quality, including securities rated below investment grade (commonly referred to as “junk” bonds). The Global Opportunities Fund generally holds its investments for the long-term.

In selecting investments for the Global Opportunities Fund, Aristotle Capital employs a fundamental, bottom-up approach. Aristotle Capital focuses first on the quality of each subject company’s business, analyzing whether the company illustrates sustainable competitive advantage and the potential for favorable returns on invested capital. Having identified such a company, Aristotle Capital then considers whether the company’s securities are available at an attractive price.

In addition to holding securities long-term, the Global Opportunities Fund may pursue tactical investment strategies from time to time. The objective of these tactical investments is to seek favorable returns on securities that Aristotle Capital believes are over-valued based on its assessment of their price. These tactical strategies may include, for example, short sales, investments in warrants, futures, distressed debt, preferred securities, and convertible securities, and purchase and sale of options, based on its assessment of their fair value. A short sale involves the sale of securities that a person does not own, or a sale that is consummated by the delivery of a stock borrowed by or for the account of that person. The Global Opportunities Fund may also enter into short sales with respect to specific securities or securities indices and/or ETFs as a hedge against broader market declines. The Global Opportunities Fund may also pursue merger arbitrage opportunities, in which it simultaneously purchases and sells the stocks of two merging companies in an effort to profit from any discount in the price of the target company’s stock prior to the closing of a merger.

The Global Opportunities Fund generally seeks favorable performance relative to its benchmark, the MSCI All Country World Index (net). However, Aristotle Capital is not constrained by the composition of the MSCI All Country World Index in selecting investments for the Fund. As a result, the Global Opportunities Fund may invest in securities that are not included within its benchmark. Aristotle Capital therefore will not seek to track the Global Opportunities Fund’s investments to the composition of the MSCI All Country World Index.

Typically, Aristotle Capital evaluates whether to sell a security held in the Global Opportunities Fund’s portfolio when the security’s price approaches a target level that Aristotle Capital has identified, declines from its peak price by a significant amount, or underperforms the overall market or the securities of companies in the same industry by a significant amount. Aristotle Capital may determine to sell a security based on its assessment of these factors or as a result of warning signs indicating a fundamental deterioration of the issuer’s business. Aristotle Capital may also decide to sell a security to pursue more attractive investments for the Global Opportunities Fund, to raise cash for redemptions or for other reasons.

When Aristotle Capital believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Global Opportunities Fund’s investment objective, the Global Opportunities Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances and other interest bearing or discount obligations, or debt instruments that carry an investment-grade rating by a national ratings agency. When the Global Opportunities Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Aristotle International Equity Fund

Investment Objective
The investment objective of the Aristotle International Equity Fund (the “International Equity Fund”) is to seek long-term capital appreciation. The International Equity Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. There is no assurance that the International Equity Fund will achieve its investment objective. The International Equity Fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies
Under normal circumstances, the International Equity Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities or depository receipts of companies organized, headquartered or doing a substantial amount of business outside of the United States. The International Equity Fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice.

In pursuing its investment objective, the International Equity Fund seeks attractive risk-adjusted returns by investing in securities trading at significant discounts to their fair values. The International Equity Fund primarily invests its assets in equity securities that are listed on exchanges or that are otherwise publicly traded in foreign countries. The International Equity Fund generally invests in securities of companies located in different regions and in at least three different countries. The International Equity Fund intends to invest no more than 20% of its total assets in companies organized, headquartered or doing a substantial amount of business in emerging market countries, under normal market conditions. The International Equity Fund may invest in companies of any market capitalization.

In selecting investments for the International Equity Fund, Aristotle Capital employs a fundamental, bottom-up approach. Aristotle Capital focuses first on identifying companies that it believes have high quality businesses that are undervalued by the market relative to what Aristotle Capital believes to be their fair value. Aristotle Capital then assesses the attractiveness of the valuation of those high quality companies by analyzing a variety of valuation metrics, such as cash flow return of enterprise value (i.e., the rate of return on the total value of the business), price-to-earnings ratios, sales and free cash flow ratios, and break-up values, among others. Aristotle Capital then looks for potential catalysts for the company’s business that could help unlock what Aristotle Capital believes is the company’s true value, including:

•	Productive use of strong free cash flow
•	Restructuring and/or productivity gains
•	Change in management or control
•	Innovative, competitively superior products
•	Accretive acquisitions or divestitures

Typically, Aristotle Capital evaluates whether to sell a security held by the International Equity Fund’s when the security’s price approaches a target level that Aristotle Capital has identified, the security’s price declines from its peak price by a significant amount, or the security underperforms the overall market or the securities of companies in the same industry by a significant amount. Aristotle Capital may determine to sell a security based on its assessment of these factors or as a result of warning signs indicating a fundamental deterioration of the issuer’s business. Aristotle Capital may also decide to sell a security to pursue more attractive investments for the International Equity Fund, to raise cash for redemptions or for other reasons.

When Aristotle Capital believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the International Equity Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including, but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the International Equity Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Aristotle Strategic Credit Fund

Investment Objectives
The Aristotle Strategic Credit Fund’s (the “Strategic Credit Fund”) investment objectives are to seek income and capital appreciation. The Strategic Credit Fund’s investment objectives are not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. There is no assurance that the Strategic Credit Fund will achieve its investment objectives. The Strategic Credit Fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies
Under normal circumstances, the Strategic Credit Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities. The Strategic Credit Fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice. The types of debt securities in which the Strategic Credit Fund may invest include, but are not limited to, corporate bonds, notes and debentures of U.S. and non-U.S. issuers, and bank loans of U.S. and non-U.S. corporate issuers The Strategic Credit Fund’s investments in foreign securities include securities in both developed and emerging markets.

In pursuing the Strategic Credit Fund’s investment objectives, Aristotle Credit uses a disciplined investment approach that integrates a top-down macroeconomic environment assessment with a bottom-up independent fundamental credit analysis. Aristotle Credit evaluates industries and companies on a global basis and across the credit quality spectrum to assess industry dynamics, and analyzes a company’s financial information, strategic positioning, as well as liquidity of the company’s securities, to determine a security’s relative value. Aristotle Credit looks for investments that are attractively valued (in terms of price, coupon and yield) as compared to their peers. Aristotle Credit typically employs diversified portfolio construction and the Strategic Credit Fund’s portfolio is typically diversified in terms of industry classifications.

Corporate Debt Securities
The Strategic Credit Fund may invest in U.S. and non-U.S. corporate debt securities of varying maturities and credit quality, and the securities may have fixed or variable or floating interest rates. Under normal market conditions, Aristotle Credit expects that the Strategic Credit Fund will generally invest in investment grade corporate bonds as well as high yield bonds and bank loans that are generally both rated in the “B” and “BB” quality tiers of the high yield categories by nationally recognized securities rating organizations at time of purchase or, if unrated, determined by Aristotle Credit to be of comparable credit quality. However, the Strategic Credit Fund may also invest in corporate debt investments rated below “B”. Under normal market conditions, the Strategic Credit Fund invests in corporate bonds rated investment grade by at least one of Moody’s, S&P, or Fitch at time of purchase or if unrated by Moody's, S&P, or Fitch, determined by Aristotle Credit to be of comparable credit quality.

Bank Loans
The Strategic Credit Fund may invest in bank loans which typically pay interest at a fixed spread plus a base rate (such as LIBOR) which resets periodically. These bank loans are typically rated below investment grade. Bank Loans generally occupy the most senior position in the borrower’s capital structure. These bank loans are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to subordinated debt holders and equity of the borrower. The Strategic Credit Fund primarily purchases bank loans by assignment from a participant in the original syndicate of lenders or from subsequent assignee of these interests in the secondary market. From time to time, the Strategic Credit Fund may also invest in “participations” in bank loans instead of purchasing a bank loan by assignment. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, the Strategic Credit Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary .

General
Typically, Aristotle Credit evaluates whether to sell a security held by the Strategic Credit Fund when the security’s price approaches a target level that Aristotle Credit has identified, the security’s price declines from its peak price by a significant amount, or the security underperforms the overall market or the securities of companies in the same industry by a significant amount. Aristotle Credit may determine to sell a security based on its assessment of these factors or as a result of warning signs indicating a fundamental deterioration of the issuer’s business. Aristotle Credit may also decide to sell a security to pursue more attractive investments for the Strategic Credit Fund, to raise cash for redemptions or for other reasons.

When Aristotle Credit believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Strategic Credit Fund’s investment objective, the Fund may invest up to 100% of its assets in cash and cash equivalents, including obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Aristotle Value Equity Fund

Investment Objective
The investment objective of the Aristotle Value Equity Fund (the “Value Equity Fund”) is to maximize long-term capital appreciation. The Value Equity Fund’s investment objective is not fundamental, and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. There is no assurance that the Value Equity Fund will achieve its investment objective. The Fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies
Under normal market conditions, the Value Equity Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities. The Value Equity Fund’s investments in equity securities may include common stocks, depository receipts, and ETFs that invest primarily in equity securities. The Value Equity Fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice.

In selecting investments for the Value Equity Fund, the Advisor employs a fundamental, bottom-up approach. Aristotle Capital focuses first on identifying companies that it believes have high quality businesses that are undervalued by the market relative to what it believes to be their fair values. The Advisor then assesses the attractiveness of the valuation of those high quality companies by analyzing a variety of valuation metrics, such as cash flow return of enterprise value (i.e., the rate of return on the total value of the business), price-to-earnings ratios, sales and free cash flow ratios, and break-up values, among others. Aristotle Capital then looks for potential catalysts for a company’s business that could help unlock what it believes is the company’s true value, including:

•	Productive use of strong free cash flow
•	Restructuring and/or productivity gains
•	Change in management or control
•	Innovative, competitively superior products
•	Accretive acquisitions or divestitures

Typically, Aristotle Capital evaluates whether to sell a security held in the Value Equity Fund’s portfolio when the security’s price approaches a target level that Aristotle Capital has identified, declines from its peak price by a significant amount, or underperforms the overall market or the securities of companies in the same industry by a significant amount. Aristotle Capital may determine to sell a security based on its assessment of these factors or as a result of warning signs indicating a fundamental deterioration of the issuer’s business. The Advisor may also decide to sell a security to pursue more attractive investments for the Value Equity Fund, to raise cash for redemptions or for other reasons.

When Aristotle Capital believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Value Equity Fund’s investment objective, the Value Equity Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances and other interest bearing or discount obligations, or debt instruments that carry an investment-grade rating by a national ratings agency. When the Value Equity Fund takes a temporary defensive position, the Value Equity Fund may not achieve its investment objective.

Aristotle Small Cap Equity Fund

Investment Objective
The investment objective of the Aristotle Small Cap Fund (the “Small Cap Fund”) is long-term capital appreciation. The Small Cap Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. There is no assurance that the Small Cap Fund will achieve its investment objective. The Small Cap Fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies
Under normal circumstances, the Small Cap Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of small capitalization companies. Aristotle Boston considers small capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization equal to or less than that of the largest company in the Russell 2000® Index during the most recent 12-month period (approximately $6.4 billion during the 12-month period ended December 31, 2015). The Small Cap Fund’s investments in equity securities may include common stocks, depository receipts, and ETFs that invest primarily in equity securities of small capitalization companies. The Small Cap Fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice.

In selecting investments for the Small Cap Fund, Aristotle Boston employs a fundamental, bottom-up research process with a long-term focus. A significant component of the research process is focused on due diligence meetings with investment candidates throughout the year. This includes meetings with portfolio companies, potential investment targets, peers, competitors, suppliers and customers, attending industry conferences and performing on-site visits. Factors that Aristotle Boston looks for in selecting investments include:

•	Favorable expected returns relative to perceived risk
•	Management with demonstrated ability and commitment to the company
•	Above average potential for earnings and revenue growth
•	Low market valuations relative to forecasted earnings, book value, cash flow and sales
•	Turnaround potential for companies that have been through difficult periods
•	Low debt levels relative to total capitalization
•	Strong industry fundamentals, such as increasing or sustainable demand and barriers to entry

Typically, Aristotle Boston evaluates whether to sell a security held in the Fund’s portfolio when the security’s price approaches a target level that Aristotle Boston has identified; the position size has exceeded Aristotle Boston’s position threshold; or when the position has exceeded the upper range of the Fund’s target market capitalization. Aristotle Boston may determine to sell a security based on its assessment of these factors or as a result of warning signs indicating a fundamental deterioration of the issuer’s business. Aristotle Boston may also decide to sell a security to pursue more attractive investments for the Small Cap Fund, to raise cash for redemptions or for other reasons.

When Aristotle Boston believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Small Cap Fund’s investment objective, the Small Cap Fund may invest some or all of its assets in cash or cash equivalents, including, but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Small Cap Fund takes a temporary defensive position, the Small Cap Fund may not achieve its investment objective.

Principal Risks of Investing in the Funds
The Funds’ principal risks are set forth below. Before you decide whether to invest in a Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

•	Market Risk (All Funds). The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. Such environments could make identifying investment risks and opportunities especially difficult for a Fund’s Advisor. In response to the crisis, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

•	Equity Risk (with respect to Global Opportunities Fund, International Equity Fund, Small Cap Fund and Value Equity Fund). The value of equity securities held by a Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The price of common stock of an issuer in a Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

•	Large-Cap Company Risk (with respect to Global Opportunities Fund and Value Equity Fund). Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. In addition, large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may be more prone to global economic risks.

•	Small-Cap and Mid-Cap Company Risk (with respect to Global Opportunities Fund, International Equity Fund, Small Cap Fund and Value Equity Fund). Investing in small-capitalization and mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

•	ETF Risk (with respect to Global Opportunities Fund, Small Cap Fund and Value Equity Fund). Investing in an ETF will provide a Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. The Funds will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

•	Fixed Income Securities Risk (with respect to Global Opportunities Fund and Strategic Credit Fund). The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

•	Credit Risk (with respect to Global Opportunities Fund and Strategic Credit Fund). If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay amounts due when required by the terms of the security, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of the Fund’s investment could decline. If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparties. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests.

The Global Opportunities Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities (securities rated below the Baa/BBB categories or unrated securities of comparable quality), or “junk bonds.” These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered predominantly speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. They may be in default or in danger of default as to principal and interest.

The Strategic Credit Fund may invest in securities which are subordinated in right of payment to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The Strategic Credit Fund is more likely to suffer a credit loss on subordinated securities of an issuer than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Strategic Credit Fund may be required to engage counsel or other outside advisors.

•	Interest Rate Risk (with respect to Strategic Credit Fund). Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the approximate percentage change in the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

•	Prepayment or Call Risk (with respect to Strategic Credit Fund). Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

•	Extension Risk (with respect to Strategic Credit Fund). When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Fund’s share price to be more volatile.

•	Bank Loan Risk (with respect to Strategic Credit Fund). The Strategic Credit Fund’s investments in assignments of bank loans may create substantial risk. Although the Fund expects it will invest in senior and secured bank loans, the Fund may invest in unsecured or subordinated loans. These bank loans will generally be rated below investment grade. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest which will expose the Fund to the credit risk of the underlying borrower. Bank loans have similar risks to high yield bonds and are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing bank loans are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. Unlike senior secured loans which have a priority claim on the borrower’s assets and are secured with the borrower’s assets and/or equity, unsecured or subordinated loans may carry greater risk since they will not have a priority claim and may not be secured by the borrower’s assets. Although Bank loans have interest rate risk, this risk is mitigated since Bank Loans typically have floating rate interest which resets periodically.

•	Bank Loan Participation Risk (with respect to Strategic Credit Fund). It is anticipated the Fund will primarily purchase bank loans by assignment as described above, however, the Fund may make investments in bank loan participations rather than purchasing a bank loan by assignment. Participations by the Fund in a lender’s portion of a bank loan typically will result in the Fund having a contractual relationship only with such lender, not with the borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling a loan participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the participation.

•	Foreign Investment Risk (with respect to All Funds). Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. In addition, changes in exchange rates and interest rates, and imposition of foreign taxes, may adversely affect the value of a Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Funds’ investments in depository receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

•	High Yield (“Junk”) Bond Risk (with respect to Global Opportunities Fund and Strategic Credit Fund). High yield bonds (often called “junk bonds”) are speculative, involve greater risks of default or downgrade and are more volatile and tend to be less liquid than investment-grade securities. High yield bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. Companies issuing high yield fixed-income securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. These factors could affect such companies’ abilities to make interest and principal payments and ultimately could cause such companies to stop making interest and/or principal payments. In such cases, payments on the securities may never resume, which would result in the securities owned by the Strategic Credit Fund becoming worthless. The market prices of junk bonds are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer.

•	Liquidity Risk (with respect to Global Opportunities Fund and Strategic Credit Fund). Due to a lack of demand in the marketplace or other factors, such as market turmoil, a Fund may not be able to sell some or all of the investments that it holds, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, it may only be able to sell those investments at a loss. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. In addition, when the market for certain investments is illiquid, the Fund may be unable to achieve its desired level of exposure to a certain sector. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of a Fund’s investments. Liquidity risk may be more pronounced for a Fund’s investments in developing countries.

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Valuation Risk (with respect to Strategic Credit Fund). Many factors may influence the price at which the Strategic Credit Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities, and currencies may be materially affected by events after the close of the market on which they are valued but before the Fund determines its net asset value.

•	Currency Risk (with respect to Global Opportunities Fund and International Equity Fund). The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

•	Convertible Securities Risk (with respect to Global Opportunities Fund). Convertible securities are securities that are convertible into or exchangeable for common or preferred stock. The values of convertible securities may be affected by changes in interest rates, the creditworthiness of their issuer, and the ability of the issuer to repay principal and to make interest payments. A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low. A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security and generally has less potential for gain or loss than the underlying stock.

•	Short Sales Risk (with respect to Global Opportunities Fund). In connection with a short sale of a security or other instrument, the Global Opportunities Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Global Opportunities Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. By investing the proceeds received from selling securities short, the Global Opportunities Fund is employing leverage, which creates special risks. Furthermore, until the Global Opportunities Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In addition, the Global Opportunities Fund will incur certain transaction fees associated with short selling.

•	Derivatives Risk (with respect to Global Opportunities Fund). Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Depending on how the Global Opportunities Fund uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives can have a leveraging effect and increase fund volatility. A small investment in derivatives could have a potentially large impact on the Global Opportunities Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Global Opportunities Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk, operational leverage risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Global Opportunities Fund’s relationship with a brokerage firm through which it would submit derivatives trades for clearing, brokerage firm. The Global Opportunities Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time. Certain risks relating to various types of derivatives in which the Global Opportunities Fund may invest are described below.

Call Options. The seller (writer) of a call option which is covered (e.g., for which the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The buyer of a call option assumes the risk of losing its entire investment in the call option. However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by gain on the short sale of the underlying security.

Put Options. The seller (writer) of a put option which is covered (e.g., the writer holds or has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the exercise price of the option plus the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered put option assumes the risk of an increase in the market price of the underlying security above the exercise price of the option plus the premium received. The buyer of a put option assumes the risk of losing its entire investment in the put option.

Over-the-Counter, Non-Cleared Derivatives Transactions. The Global Opportunities Fund may enter into derivatives that are not traded on an exchange or other organized facility or contract market. Many of these instruments are also not required to be cleared or are not cleared on a voluntary basis. The risk of nonperformance by the obligor on such an instrument may be greater than the risk associated with an instrument traded on an exchange or other organized trading facility and centrally cleared. In addition, the Global Opportunities Fund may not be able to dispose of, or enter into a closing transaction with respect to, such an instrument as easily as in the case of an instrument traded on an exchange or other organized trading facility. Significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange or other organized facility. Derivatives not traded on exchanges or other organized facilities may be subject to less regulation than exchange-traded and on-facility instruments, and many of the protections afforded to participants on an exchange or other organized facility may not be available with respect to these instruments. In situations where the Global Opportunities Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty's own assets. As a result, in the event of the counterparty's bankruptcy or insolvency, the Global Opportunities Fund's collateral may be subject to the conflicting claims of the counterparty's creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Bilateral derivatives trading has become subject to increased regulation under recent financial reform laws, and further proposed measures – such as margin requirements for non-cleared transactions – may offer market participants additional protections once implemented. Nonetheless, the Global Opportunities Fund will not be fully protected from risks that are present in an over-the-counter, non-cleared trading environment.

Illiquidity. Derivatives, especially when traded in large amounts, may not always be liquid. In such cases, in volatile markets the Global Opportunities Fund may not be able to close out a position without incurring a loss. Daily limits on price fluctuations and speculative position limits on exchanges on which the Global Opportunities Fund may conduct its transactions in derivatives may prevent profitable liquidation of positions, subjecting the Fund to potentially greater losses.

Counterparty Credit Risk. Many purchases, sales, financing arrangements, and derivative transactions in which the Global Opportunities Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, the Global Opportunities Fund is subject to the risk that a counterparty will not perform its obligations under the related contract. Although the Global Opportunities Fund expects to enter into transactions only with counterparties believed by Aristotle Capital to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

In situations where the Global Opportunities Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty's own assets. As a result, in the event of the counterparty's bankruptcy or insolvency, the Global Opportunities Fund's collateral may be subject to the conflicting claims of the counterparty's creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Global Opportunities Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Global Opportunities Fund will not sustain a loss on a transaction as a result.

•	Leveraging Risk (with respect to Global Opportunities Fund). The use of leverage, such as entering into futures contracts, options, and short sales, may magnify the Global Opportunities Fund’s gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•	Asset Segregation Risk (with respect to Global Opportunities Fund). As a series of an investment company registered with the SEC, the Global Opportunities Fund must segregate liquid assets or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales. In the case of futures contracts that do not cash settle, for example, the Global Opportunities Fund must set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin) while the positions are open. With respect to futures contracts that do cash settle, however, the Global Opportunities Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than their full notional value. The Global Opportunities Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled instruments, the Global Opportunities Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the instruments. The Global Opportunities Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

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Emerging Market Risk (with respect to Global Opportunities Fund, International Equity Fund and Strategic Credit Fund). Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have government exchange controls, less market regulation, and less developed economic, political and legal systems than those of more developed countries. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic conditions of their trading partners. Emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. Dollar and may not be traded internationally. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Emerging securities markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect a Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for a Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments.

•	Value-Oriented Investment Strategies Risk (with respect to Small Cap Fund and Value Equity Fund). Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets. Therefore the Funds are most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

•	Management and Strategy Risk (All Funds). The value of your investment in a Fund depends on the judgment of the Fund’s Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	No Operating History (with respect to Value Equity Fund). The Fund has not commenced operations and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions. Among other things, this means that investors will not be able to evaluate the Fund against one or more comparable mutual funds on the basis of relative performance until the Fund has established a track record.

•	Non-Diversification Risk (with respect to International Equity Fund). The International Equity Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the International Equity Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Portfolio Holdings Information
A description of the Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Funds’ SAI. Currently, disclosure of each Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders, and in its quarterly holdings report on Form N‑Q.

MANAGEMENT OF THE FUNDS

Investment Advisors

Global Opportunities Fund
International Equity Fund
Value Equity Fund

Aristotle Capital Management, LLC, is a Delaware limited liability company formed in 2006 and acts as the investment advisor to the Global Opportunities Fund, International Equity Fund and Value Equity Fund pursuant to an investment advisory agreement (the “Global Opportunities Advisory Agreement”, “International Equity Advisory Agreement” and “Value Equity Fund Advisory Agreement”, respectively) with the Trust. In January 2012, Aristotle Capital merged with Los Angeles-based investment adviser Reed, Conner & Birdwell, LLC (RCB), which has origins managing assets dating back to 1959. Aristotle Capital currently maintains its principal offices at 11100 Santa Monica Boulevard, Suite 1700, Los Angeles, California 90025. Aristotle Capital is registered with the SEC as an investment advisor and provides investment advice to institutional and high net worth clients. Aristotle Capital has approximately $9.6 billion in assets under management as of March 31, 2016. The principal owners of Aristotle Capital are Howard Gleicher, Richard S. Hollander through RCB Acquisition Company, LLC, Steve Borowski and Richard Schweitzer.

Pursuant to the Global Opportunities Advisory Agreement, the Global Opportunities Fund pays Aristotle Capital an annual advisory fee of 0.90% of the Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis. For the fiscal year ended December 31, 2015, Aristotle Capital received advisory fees of 0.59% of the Global Opportunities Fund’s average daily net assets, after waiving fees pursuant to its expense limitation agreement with the Trust on behalf of the Global Opportunities Fund.

Pursuant to the International Equity Advisory Agreement, the International Equity Fund pays Aristotle Capital an annual advisory fee of 0.80% of the Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis. For the fiscal year ended December 31, 2015, Aristotle Capital waived its entire management fee payable by the Aristotle International Equity Fund pursuant to its contractual expense limitation agreement with the Trust on behalf of the International Equity Fund.

Pursuant to the Value Equity Fund Advisory Agreement with Aristotle Capital, the Value Equity Fund pays Aristotle Capital an annual advisory fee of 0.60% of the Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis.

Strategic Credit Fund

Aristotle Credit Partners, LLC is a Delaware limited liability company formed in 2013, and acts as the investment advisor to the Strategic Credit Fund pursuant to an investment advisory agreement (the “Strategic Credit Advisory Agreement”) with the Trust. Aristotle Credit currently maintains its principal offices at 840 Newport Center Drive, Suite 600, Newport Beach, California 92660. Aristotle Credit is registered with the SEC as an investment advisor and provides investment advice to institutional and high net worth clients. Aristotle Credit has approximately $395 million in assets under management as of March 31, 2016.

Pursuant to the Strategic Credit Advisory Agreement, the Fund pays Aristotle Credit an annual advisory fee of 0.47% of the Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis. For the fiscal year ended December 31, 2015, Aristotle Credit waived its entire management fees payable by the Aristotle Strategic Credit Fund pursuant to its contractual expense limitation agreement with the Trust on behalf of the Strategic Credit Fund.

Small Cap Fund

Aristotle Capital Boston, LLC is a Delaware limited liability company formed in 2014 and acts as the investment advisor to the Small Cap Fund pursuant to an investment advisory agreement (the “Small Cap Advisory Agreement”) with the Trust. Aristotle Boston maintains its principal offices at 125 Summer Street, Suite 1220, Boston, Massachusetts 02110. Aristotle Boston is registered with the SEC as an investment advisor and provides investment advice to institutional and high net worth clients. Aristotle Boston has approximately $1.2 billion in assets under management as of March 31, 2016. Aristotle Boston is majority owned by Aristotle Capital Management, LLC.

Pursuant to the Small Cap Advisory Agreement with Aristotle Boston, the Small Cap Fund pays Aristotle Boston an annual advisory fee of 0.85% of the Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis. For the fiscal year ended December 31, 2015, Aristotle Boston waived its entire management fee payable by the Small Cap Fund pursuant to its contractual expense limitation agreement with the Trust on behalf of the Small Cap Fund.

A discussion regarding the basis for the Board’s approval of the Advisory Agreements with respect to the Funds is available in the Funds’ Annual Report to shareholders dated as of December 31, 2015.

Portfolio Managers

Global Opportunities Fund

Howard Gleicher, Alberto Jimenez Crespo, and Gregory D. Padilla are jointly and primarily responsible for the day to day portfolio management of the Global Opportunities Fund. All investment decisions are made by the portfolio managers as a team.

Howard Gleicher, CFA, has 31 years of investment experience. He is the founder, Chief Executive Officer, Chief Investment Officer and Principal of Aristotle Capital Management. Commencing in July 2006, Mr. Gleicher served as the sole manager of a private fund with substantially the same investment objective and strategies as the Global Opportunities Fund, in his capacity as Chief Executive Officer and Chief Investment Officer at Metropolitan West Capital Management, LLC (“MetWest Capital”). Mr. Gleicher was the strategist for MetWest Capital’s Large Cap Intrinsic Value, International Core Value, and Global Intrinsic Equity strategies. He also served as a senior analyst with MetWest Capital’s investment team. Mr. Gleicher departed MetWest Capital in October 2010 and continued to manage the private fund at Aristotle Capital, commencing in November 2010. Mr. Gleicher founded Aristotle Capital Management, LLC in 2006, and Aristotle Capital registered with the SEC in January 2011. He is currently Chief Executive Officer, Chief Investment Officer and Principal of Aristotle Capital. Prior to co-founding MetWest Capital, Mr. Gleicher served as principal, portfolio manager and Investment Policy Committee member with Palley-Needelman Asset Management, Inc. and as vice president and equity portfolio manager with Pacific Investment Management Company. Mr. Gleicher holds Bachelor of Science and Master of Science degrees in Electrical Engineering from Stanford University, and an MBA from Harvard Business School.

Alberto Jimenez Crespo, CFA, has over 16 years of investment experience. Mr. Jimenez joined Aristotle Capital on January 1, 2014 and is a Principal and Portfolio Manager - Global and member of the firm’s research team. From June 2012 through June 2013, he was an Equity Analyst and portfolio manager at Vinik Asset Management where he managed a portion of the Global Value long-short portfolio and was a senior member of the Global Value investment team. Prior to Vinik Asset Management, Mr. Jimenez was a Managing Director at Tradewinds Global Investors, LLC, where he co-managed an international value strategy from June 2009 through March 2012 and the Lipper award winning Nuveen Tradewinds Global Natural Resource Fund from (July 2006 to March 2012). In addition to his portfolio management responsibilities he was a senior member of the investment team from 2006 through 2012 with primary analyst responsibility for businesses in the global resource sectors for all Tradewinds Global Investors funds and separate accounts. Prior to Tradewinds, Mr. Jimenez conducted investment manager due diligence as an Equity Analyst in Merrill Lynch’s private client group. He also spent a portion of his time providing investment advice to financial advisors pertaining to commodity trends and natural resources. Additionally, he spent three years as a sell-side Equity Analyst at Salomon Smith Barney in New York as part of the global research team. Mr. Jimenez holds Bachelor of Science and Master of Science degrees in Mining Engineering from Universidad Politécnica de Madrid and a Master of Science degree in Mineral Economics from Colorado School of Mines.

Gregory D. Padilla, CFA, has 10 years of investment experience. Mr. Padilla joined Aristotle Capital on January 1, 2014 and is a Principal and Portfolio Manager - Global and member of the firm’s research team. From June 2012 through June 2013, he was an Equity Analyst and portfolio manager at Vinik Asset Management where he managed a portion of the Global Value long-short portfolio and was a senior member of the Global Value investment team. Prior to Vinik Asset Management, Mr. Padilla was a Managing Director at Tradewinds Global Investors, LLC, where he co-managed the Lipper award winning Nuveen Tradewinds Global Natural Resource Fund from October 2008 through March 2012 and assisted in management of the Nuveen Tradewinds Value Opportunities Fund from September 2011 through March 2012. In addition to his portfolio management responsibilities he was a senior member of the investment team from 2006 through 2012 with primary analyst responsibility for businesses in the global energy, industrial and utility sectors for all Tradewinds Global Investors funds and separate accounts. Mr. Padilla holds a Bachelor of Science degree in Finance from Arizona State University and an MBA with honors and concentration in investments and financial markets from the USC Marshall School of Business.

International Equity Fund

Howard Gleicher, Geoffrey S. Stewart and Sean M. Thorpe are jointly and primarily responsible for the day to day portfolio management of the International Equity Fund. All investment decisions are made by the portfolio managers as a team.

Howard Gleicher, CFA, Chief Executive Officer, Chief Investment Officer and Principal of Aristotle Capital, has over 31 years of investment experience. He has been a portfolio manager of the International Equity Fund since May 1, 2015. Information on Mr. Gleicher’s background can be found under “the Global Opportunities Fund” above.

Geoffrey S. Stewart, CFA, has 17 years of investment experience. Mr. Stewart is a Principal, Portfolio Manager - International and a member of Aristotle Capital’s research team. He was an Analyst and portfolio manager with Reed, Conner & Birdwell, LLC (“RCB”) from September 2003 to January of 2012 with responsibility for co-managing the International strategy (RCB combined its business with Aristotle Capital Management, LLC in January 2012). Prior to RCB, he served as an equity analyst at Oppenheimer & Company. Mr. Stewart holds a Bachelor of Arts degree in History from Duke University.

Sean M. Thorpe has over 27 years of investment experience. Mr. Thorpe is a Principal, Portfolio Manager - International, and a member of Aristotle Capital’s research team. Mr. Thorpe was an Analyst and portfolio manager with RCB from September 2007 to January of 2012 with responsibility for co-managing the International strategy (RCB combined its business with Aristotle Capital in January 2012). Prior to RCB, Mr. Thorpe served as Senior Vice President for Shamrock Holdings, LLC, where he specialized in activist investments for domestic small cap companies. He was also Managing Director for Mandeville Partners, LLC, a Los Angeles based private equity firm, for more than a decade, where he was involved in mergers and acquisitions throughout Latin America. He has held positions as the Vice President in Strategic Planning at Salick Health Care, Inc. and as financial analyst for both Kidder Peabody & Co. and Drexel Burnham Lambert, Inc. Mr. Thorpe holds a Bachelor of Arts degree in Economics and Finance from the University of California, Los Angeles.

Strategic Credit Fund

The Strategic Credit Fund is managed by Douglas Lopez, CFA, Senior Partner and Terence Reidt, CFA, Partner, who are jointly and primarily responsible for the day-to-day management of the Strategic Credit Fund’s portfolio. All investment decisions are made by the portfolio managers.

Douglas Lopez, CFA. Mr. Lopez is a Senior Partner and Portfolio Manager at Aristotle Credit. He has over 25 years of experience and is a member of both the Executive Management Team and the Investment Committee of the firm, which he joined in January 2014. Prior to joining Aristotle Credit, Mr. Lopez was a Senior Portfolio Manager of Global Credit at Bradford & Marzec, LLC, where he was a member of the Investment Policy and Strategy Committee and Portfolio Management Team. Mr. Lopez served as the lead Portfolio Manager for the firm’s high yield portfolios for over 14 years. Prior to that, Mr. Lopez was the firm’s Director of Research and managed the credit analyst team, while continuing to serve as the primary analyst for a number of industries. Over the course of his career, Mr. Lopez has held primary sector research responsibilities for a majority of the sectors of the corporate fixed income market including investment grade, high yield, mortgage-backed and asset-backed securities. Mr. Lopez has also held positions with Barclays Global Investors (formerly Wells Fargo Investment Advisors) as an Assistant Portfolio Manager, Western Asset Management Company and IBM Corporation. Mr. Lopez earned a BS degree in Business Administration from California State University, Long Beach, and an MBA in Finance from the University of California, Berkeley. Additionally he is a lecturer and advisor to the Student Managed Investment Fund at California State University, Long Beach, and a CFA charterholder.

Terence Reidt, CFA. Mr. Reidt has been a Partner and Portfolio Manager at Aristotle Credit since January 2014. He has over 23 years of investment experience and is also a member of the firm’s Investment Committee. Mr. Reidt also works closely with the Executive Committee to implement strategic direction for the firm. Prior to joining Aristotle Credit, Mr. Reidt was a Senior Portfolio Manager at Bradford & Marzec, LLC, where he was a member of the Investment Policy and Strategy Committee and Portfolio Management Team. Mr. Reidt began his career at Bradford & Marzec, LLC in 1991 as a Junior Trader responsible for U.S. dollar fixed income portfolio analytics, performance measurement and settlements. Mr. Reidt worked for seven years as a corporate credit analyst and covered most credit industry sectors, including cable/media, chemicals, consumer products, energy, leisure, metals and mining, paper and forest products, utilities, telecommunications, retail, technology, food/beverage/tobacco, transportation and Yankee sovereign/credits. Prior to that, he held positions with J.M.M. Operational Services and Bay Cities National Bank. Mr. Reidt earned a BA degree in Business Economics from the University of California, Santa Barbara, and an MBA in Finance from University California, Los Angeles. Mr. Reidt has also passed the California Certified Public Accountant (CPA) examination and is a CFA charterholder.

Value Equity Fund

Howard Gleicher, CFA is primarily responsible for the day to day management of the Value Equity Fund.

Howard Gleicher, CFA, Chief Executive Officer, Chief Investment Officer and Principal of Aristotle Capital, has over 31 years of investment experience.  Information on Mr. Gleicher’s background can be found under Global Opportunities Fund above.

Small Cap Fund

David Adams, CFA and Jack McPherson, CFA are jointly and primarily responsible for the day to day management of the Small Cap Fund. All investment decisions are made by the portfolio managers as a team.

David M. Adams, CFA, has over 26 years of investment experience. Mr. Adams has been a Principal, Portfolio Manager and a member of Aristotle Boston’s investment team since January 1, 2015. Prior to joining Aristotle Boston, Mr. Adams served as Managing Director and Portfolio Co-Manager at Eagle Boston Investment Management (“Eagle Boston”) from November 2006 to December 2014. Prior to working for Eagle Boston, he served as Vice President and Portfolio Manager at Pioneer Investment Management, Inc. Mr. Adams holds a Bachelor of Science degree in Finance and Economics and a Master of Science degree in Finance from Boston College.

Jack McPherson, CFA has over 28 years of investment experience. Mr. McPherson has been a Principal, Portfolio Manager, and a member of Aristotle Boston’s investment team since January 1, 2015. Prior to joining Aristotle Boston, Mr. McPherson served as Managing Director and Portfolio Co-Manager at Eagle Boston from November 2006 to December 2014. Prior to working for Eagle Boston, Mr. McPherson served as Vice President and Portfolio Manager at Pioneer Investment Management, Inc. (“Pioneer”). Before working for Pioneer, he was a Security Analyst at Middleton & Company, Inc.; a Vice President and Equity Analyst at Evergreen Investment Management Company, LLC; and an Equity Analyst at Pell, Rudman & Company, Inc. Mr. McPherson holds a Bachelor of Science degree in Finance from Northeastern University and an MBA from Babson College.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund securities.

Other Service Providers
IMST Distributors, LLC (the “Distributor”), is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Trust, the Advisors or any other service provider for the Funds.

Fund Expenses
Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund and any litigation expenses.

The respective Advisor of each Fund has contractually agreed to waive its fees and/or pay for operating expenses of its Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A) expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.10%, 1.10%, 0.62%, 0.85% and 1.15% of the average daily net assets of the Global Opportunities Fund, International Equity Fund, Strategic Credit Fund, Value Equity Fund and Small Cap Fund, respectively. Each agreement is in effect until April 30, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. Aristotle Capital has also agreed to voluntarily waive a portion of its fees and/or to reimburse the Aristotle Value Equity Fund to ensure the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.68% of the Fund’s average daily net assets during the Fund’s initial six months of operations. Aristotle Capital will not seek recoupment of any advisory fees waived or expenses absorbed during such period.

Any reduction in advisory fees or payment of a Fund’s expenses made by the Fund’s Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from the Fund if the aggregate amount of operating expenses for such fiscal year, as accrued each month does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts and no reimbursement may cause the total operating expenses paid by the Fund in a fiscal year to exceed the applicable limitation on Fund expenses. A Fund must pay current ordinary operating expenses before its Advisor is entitled to recoupment of any waived fees and/or reimbursed Fund expenses.

Prior Performance for Similar Accounts Managed by the Advisors

Aristotle Value Equity strategy
The following tables set forth performance data relating to the historical performance of all accounts (including registered investment companies) managed by Aristotle Capital for the periods indicated that have investment objectives, policies, and strategies substantially similar to those of the Value Equity Fund. The data is provided to illustrate the past performance of Aristotle Capital in managing substantially similar accounts as measured against market indices and does not represent the performance of the Value Equity Fund. You should not consider this performance data as an indication of future performance of the Value Equity Fund.

The private accounts that are included in the performance data set forth below are not subject to the same types of expenses to which the Value Equity Fund is subject, or to the diversification requirements, specific tax restrictions, investment limitations, and other restrictions imposed on the Value Equity Fund by the Investment Company Act of 1940, as amended (the “1940 Act”), or Subchapter M of the Internal Revenue Code of 1986. Consequently, the performance results for these private accounts could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws. The composite returns below were calculated in accordance with recognized industry standards which are calculated differently than the SEC method for calculating performance for registered investment companies. Monthly returns of the composite combine the individual accounts’ returns (calculated on a time-weighted rate of return basis) by asset weighting each account’s asset value as of the beginning of the month. Annual returns are calculated by geometrically linking (i.e., calculating the product of) the monthly returns.

Average Annual Total Returns
For the Periods Ended December 31, 2015

	One Year	Three Years	Since Inception (11/1/2010)
Value Equity Composite
Net Returns, after fees/expenses*	3.23%	14.41%	12.59%
Gross Returns	3.59%	14.79%	13.02%
Russell 1000 Value Index	3.83%	13.08%	12.41%
S&P 500 Index	1.38%	15.13%	13.55%
*
The net returns for the composite are shown net of all actual fees and expenses. The fees and expenses of accounts included in the composite are lower than the anticipated operating expenses of the Fund and accordingly, the performance results of the composite are higher than what the Fund’s performance would have been.

The Aristotle Value Equity Composite was created in November 2010. From November 1, 2010, until October 1, 2011, the Value Equity Composite was known as the Large Cap Value Equity Composite. The Aristotle Value Equity Composite includes all discretionary accounts managed in the strategy. The strategy focuses on what Aristotle Capital believes to be high-quality U.S. businesses and ADRs which appear to be trading at a discount to their fair value and have a minimum market capitalization of approximately $2 billion. Returns are presented net of trading costs. Net returns reflect the additional deduction of management fees and are based on the actual account level net returns. Performance is expressed in U.S. dollars. Dividends are recorded gross of withholding taxes.

The Russell 1000® Value Index measures the performance of the large cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.

Aristotle Small Cap Equity strategy
The following tables set forth performance data relating to the historical performance of all accounts managed by the Small Cap Fund’s portfolio managers, David Adams, CFA and Jack McPherson, CFA for the periods indicated that have investment objectives, policies, and strategies substantially similar to those of the Small Cap Fund. The data is provided to illustrate the past performance of Messrs. Adams and McPherson in managing substantially similar accounts as measured against market indices and does not represent the performance of the Small Cap Fund. You should not consider this performance data as an indication of future performance of the Small Cap Fund.

The private accounts that are included in the performance data set forth below are not subject to the same types of expenses to which the Small Cap Fund is subject, or to the diversification requirements, specific tax restrictions, investment limitations, and other restrictions imposed on the Small Cap Fund by the 1940 Act, or Subchapter M of the Internal Revenue Code of 1986. Consequently, the performance results for these private accounts could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

The composite returns below were calculated in accordance with recognized industry standards which are calculated differently than the SEC method for calculating performance for registered investment companies. Monthly returns of the composite combine the individual accounts’ returns (calculated on a time-weighted rate of return basis) by asset weighting each account’s asset value as of the beginning of the month. Annual returns are calculated by geometrically linking (i.e., calculating the product of) the monthly returns.

Average Annual Total Returns
For the Periods Ended December 31, 2014

	One Year	Five Years	Since Inception (11/1/2006)
Eagle Boston Institutional Small Cap Equity Composite
Net Returns, after fees/expenses*	2.50%	15.16%	9.09%
Gross Returns	3.33%	16.00%	10.08%
Russell 2000 Index	4.89%	15.55%	7.15%

Average Annual Total Returns
For the Periods Ended December 31, 2015

Since Inception (1/1/2015)
Aristotle Small Cap Equity Composite
Net Returns, after fees/expenses*	2.72%
Gross Returns	3.20%
Russell 2000 Index	4.41%

*
The net returns for the composite are shown net of all actual fees and expenses. The fees and expenses of accounts included in the composite are lower than the anticipated operating expenses of the Fund and accordingly, the performance results of the composite are higher than what the Fund’s performance would have been.

Aristotle Boston began managing the Aristotle Small Cap Equity strategy on January 1, 2015. The performance returns shown in the above table for the periods prior to January 1, 2015, are those of the Eagle Boston Institutional Small Cap Equity Composite, which was managed by David Adams, CFA and Jack McPherson, CFA at Eagle Boston, their prior employer. Messrs. Adams and McPherson were jointly and primarily responsible for the day-to-day management of the Eagle Boston Small Cap Equity strategy, which had an inception date of November 1, 2006. Messrs. Adams and McPherson continue to be the portfolio managers jointly and primarily responsible for the day-to-day management of the Aristotle Small Cap Equity strategy. Composite returns are presented gross and net of actual investment advisory fees. The index returns are net of withholding taxes. Dividends are recorded gross of withholding taxes. Returns are presented net of trading costs. Net returns reflect the additional deduction of management fees and are based on the actual account level net returns. Performance is expressed in U.S. dollars.

The Russell 2000 Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities in the Russell 3000® Index.

SHAREHOLDER SERVICE PLAN

Shareholder Servicing Fee
The International Equity Fund and Small Cap Fund may pay a fee at an annual rate of up to 0.15% of its average daily net assets to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from a Fund on behalf of shareholders, forwarding communications from the Fund, providing sub-accounting with respect to Fund shares, and other similar services.

Additional Payments to Broker-Dealers and Other Financial Intermediaries
Each Fund’s Advisor may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

Each Fund’s Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Fund’s Advisor may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

YOUR ACCOUNT WITH THE FUNDS

Share Price

The offering price of a Fund’s shares is the net asset value per share (“NAV”). Each Fund’s NAV takes into account all of the expenses and fees of the Fund, including management fees and administration fees, which are accrued daily. Each Fund’s NAV is calculated as of 4:00 p.m. Eastern time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Fund’s NAV would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. Each Fund’s NAV is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. A Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which a Fund does not value its shares, which may significantly affect the Fund’s NAV on days when you are not able to buy or sell Fund shares.

Each Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when a Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Fund’s Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor and the Board (or a committee thereof), and may result in a different price being used in the calculation of a Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that a Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Funds employ fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by a Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV.

Other types of portfolio securities that a Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Fund’s Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Buying Fund Shares
This Prospectus offers one class of shares of each Fund, designated as Class I shares.

To purchase shares of a Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$2,500	$100
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$100

Shares of a Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. A financial intermediary may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling Fund shares. Certain features of the shares of a Fund, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by a financial intermediary. You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and a Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount for a Fund is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Fund’s Advisor and its affiliates.

To the extent allowed by applicable law, each Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

In-Kind Purchases and Redemptions
Each Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. Each Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments
Additional subscriptions in a Fund generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at a Fund’s discretion. You may purchase additional shares of a Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below. Please ensure that you include your account number on the check. If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in a Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount for a Fund is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Fund’s Advisor and its affiliates. Please follow the procedures described in this Prospectus.

Dividend Reinvestment
You may reinvest dividends and capital gains distributions in shares of a Fund. Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless you instruct otherwise, dividends and distributions on Fund shares are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution. This instruction may be made by writing to the Fund’s transfer agent (the “Transfer Agent”) or by telephone by calling 1-888-661-6691. You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, each Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV and to reinvest all subsequent distributions.

Customer Identification Information
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number. Additional information is required for corporations, partnerships and other entities. Applications without such information will not be considered in good order. Each Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Funds in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Automatic Investment Plan
If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount. Once an account has been opened, you may make additional investments in a Fund at regular intervals through the AIP. If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month. In order to participate in the AIP, each additional subscription must be at least $100, and your financial institution must be a member of the Automated Clearing House (“ACH”) network. The first AIP purchase will be made 15 days after the Transfer Agent receives your request in good order. The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank. Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-888-661-6691 at least five days prior to the date of the next AIP transfer. A Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests
The purchase price you will pay for a Fund’s shares will be the next NAV (plus any sales charge, as applicable) calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to Aristotle Funds. All requests received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. All purchases must be made in U.S. Dollars and drawn on U.S. financial institutions.

Methods of Buying
Through a broker- dealer or other financial intermediary
Each Fund is offered through certain approved financial intermediaries (and their agents). Each Fund is also offered directly. A purchase order for a Fund placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Fund, and will be deemed to have been received by the Fund when the financial intermediary or its authorized agent receives the order and executed at the next NAV (plus any sales charge, as applicable) calculated by the Fund. Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name. A Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. The financial intermediary which offers shares may require payment of additional fees from its individual clients. If you invest through your financial intermediary, its policies and fees may be different than those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of a Fund or for additional information.

By mail
A Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, a Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. Dollars and drawn on U.S. financial institutions.

To buy shares directly from a Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

	Regular Mail Aristotle Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Aristotle Funds 235 West Galena Street Milwaukee, Wisconsin 53212
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.
By telephone
To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-888-661-6691 and you will be allowed to move money in amounts of at least $10,000 but not greater than $50,000, from your bank account to the Fund’s account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on a business day shares will be purchased in your account at the NAV calculated on that day. Orders received after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. For security reasons, requests by telephone will be recorded.

By wire
To open an account with a Fund by wire, a completed account application form must be received by the Fund before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the relevant Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:

UMB Bank, n.a.
ABA Number 101000695
For credit to Aristotle Funds
A/C # 9871996468
For further credit to:
Your account number

Fund Name
Name(s) of investor(s)
Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at 1-888-661-6691 to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same day pricing. The Funds and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares
Through a broker- dealer or other financial intermediary
If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. A Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received after 4:00 p.m. (Eastern Time) on a business day or on a day when the Fund does not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with a Fund as described below.

By mail
You may redeem shares purchased directly from a Fund by mail. Send your written redemption request to Aristotle Funds at the address indicated below. Your request must be in good order and contain the relevant Fund’s name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

	Regular Mail Aristotle Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Aristotle Funds 235 West Galena Street Milwaukee, Wisconsin 53212
A Medallion signature guarantee must be included if any of the following situations apply:

•           You wish to redeem more than $50,000 worth of shares;
•           When redemption proceeds are sent to any person, address or bank account not on record;
•           If a change of address was received by the Transfer Agent within the last 15 days;
•           If ownership is changed on your account; or
•           When establishing or modifying certain services on your account.

By telephone
To redeem shares by telephone, call the Funds at 1-888-661-6691 and specify the amount of money you wish to redeem from the relevant Fund. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with a Fund), you may redeem shares worth up to $50,000, by instructing the Fund by phone at 1-888-661-6691. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: The Funds and all of their service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

•    The Fund account number;
•    The name in which his or her account is registered;
•    The Social Security Number or Taxpayer Identification Number under which the account is registered; and
•    The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee
In addition to the situations described above, each Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan
You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $1,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $100. If you elect to receive redemptions through the SWP, the relevant Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-888-661-6691. A Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds
You may redeem shares of a Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Generally your redemption request cannot be processed on days the NYSE is closed. All requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally 4:00 p.m. Eastern Time) will usually be sent to the bank you indicate or wired on the following business day using the wire instructions on record. Except as specified below, a Fund will process your redemption request and send your proceeds within seven calendar days after the Fund receives your redemption request.

If you purchase shares using a check and request a redemption before the check has cleared, a Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the check to clear. Furthermore, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information
Shareholders who hold shares of a Fund through an IRA or other retirement plan must indicate on their redemption requests whether to withhold federal income tax. Redemption requests failing to indicate an election not to have taxes withheld will generally be subject to a 10% federal income tax withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

A Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions, a Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash in order to protect the interests of the Fund’s remaining shareholders. If a Fund redeems your shares in-kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

A Fund may redeem all of the shares held in your account if your balance falls below $1,000 due to your redemption activity. In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 60 days of the date of the notice. If, within 60 days of the Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. A Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Cost Basis Information
Federal tax law requires that regulated investment companies, such as the Funds, report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

Each Fund has chosen “first-in, first-out” (“FIFO”) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. A Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or a loss upon the sale of your shares. Certain shareholders may be subject to backup withholding.

Subject to certain limitations, you may choose a method other than a Fund’s standing method at the time of your purchase or upon the sale of covered shares. For all shareholders using a method other than the specific tax lot identification method, a Fund redeems noncovered shares first and then applies your elected method to your covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions
The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm a Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities in the Funds. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in a Fund, if that shareholder has engaged in four or more “round trips” in the Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interests of Fund shareholders.

Redemption Fee
You will be charged a redemption fee of 1.00% of the value of the Fund shares being redeemed if you redeem your shares of a Fund within 30 days of purchase. The FIFO method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from the sale proceeds and is retained by a Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to a shareholder’s death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any such plan, to comply with minimum distribution requirements, (v) effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals, (vi) effected pursuant to an automatic non-discretionary rebalancing program, (vii) effected pursuant to the SWP, or (viii) by a Fund with respect to accounts falling below the minimum initial investment amount. The Trust reserves the right to waive this fee in other circumstances if a Fund’s advisor determines that doing so is in the best interests of the Fund.

Monitoring Trading Practices

The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder of a Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies
Some of the following policies are mentioned above. In general, each Fund reserves the right to:

•	vary or waive any minimum investment requirement;
•	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Fund via regular or overnight delivery), for any reason;
•	reject any purchase request for any reason (generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);
•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;
•	reject any purchase or redemption request that does not contain all required documentation; and
•	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to a Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact a Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Exchange Privilege
You may exchange shares of a Fund into shares of other funds managed by the Advisors or their affiliates, which are offered in separate prospectuses (Please contact the Funds at 1-888-661-6691 to receive the prospectus for the other funds). The amount of the exchange must be equal to or greater than the required minimum initial investment (see “Minimum Investment” table). You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Fund or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, each Fund reserves the right to limit the total number of exchanges you can make in any year.

Availability of Information
The Prospectus and SAI are available on the Funds’ website at www.aristotlefunds.com. In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

Additional Information
The Funds enter into contractual arrangements with various parties, including among others the Funds’ investment advisor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of a Fund. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

DIVIDENDS AND DISTRIBUTIONS

The International Equity Fund, Value Equity Fund, and Small Cap Fund will make distributions of net investment income, if any, at least annually, typically in December. The Strategic Credit Fund will make distributions of net investment income monthly. The Global Opportunities Fund will make distributions of net investment income quarterly. Each Fund makes distributions of its net capital gains, if any, at least annually. A Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, each Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in a Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from a Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. If you exchange shares of a Fund for shares of another fund, the exchange will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than “qualified dividend income,” and distributions of net short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates. Distributions from a Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by a Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions of investment income that a Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

You may want to avoid buying shares of a Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from a Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide a Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently 28%.

Dividends and certain other payments made by a Fund to a non-U.S. shareholder are subject to such withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the Fund beginning before January 1, 2015. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemption proceeds and certain capital gain dividends payable to such entities after December 31, 2016. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of a Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that a Fund will qualify for treaty benefits.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total return figures represent the percentage that an investor in a Fund would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial information for the periods shown has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request (see back cover). The Value Equity Fund has not commenced operation and as a result, no financial information is available.

Aristotle/Saul Global Opportunities Fund
Class I

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Year Ended December 31,			For the period March 30, 2012* through December 31, 2012
	2015	2014	2013
Net asset value, beginning of period	$10.62	$11.64	$10.09	$10.00
Income from Investment Operations:
Net investment income[1]	0.09	0.20	0.13	0.09
Net realized and unrealized gain (loss) on investments	(0.30)	(1.06)	1.75	0.11
Total from investment operations	(0.21)	(0.86)	1.88	0.20

Less Distributions:
From net investment income	(0.14)	(0.15)	(0.22)	(0.11)
From net realized gain	-	(0.01)	(0.11)	-
Total distributions	(0.14)	(0.16)	(0.33)	(0.11)

Redemption fee proceeds	- [2]	- [2]	- [2]	-

Net asset value, end of period	$10.27	$10.62	$11.64	$10.09

Total return[3]	(1.97)%	(7.41)%	18.72%	1.95%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$62,689	$46,659	$15,108	$12,063

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	1.41%	1.54%	2.51%	3.23%[5]
After fees waived and expenses absorbed	1.10%	1.06%[6]	0.87%[6]	0.90%[5,6]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	0.56%	1.24%	(0.44)%	(1.04)%[5]
After fees waived and expenses absorbed	0.87%	1.72%	1.20%	1.29%[5]

Portfolio turnover rate	51%	67%	24%	32%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.
[6]	Effective April 1, 2014, the Advisor contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.10% of average daily net assets of the Fund.

Prior to April 1, 2014, the Advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.25% of average daily net assets of the Fund. In addition, the Fund’s advisor agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) above 0.85%.

Aristotle International Equity Fund
Class I
Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2015	For the Period March 31, 2014* through December 31, 2014
Net asset value, beginning of period	$9.17	$10.00
Income from Investment Operations:
Net investment income[1]	0.09	0.10
Net realized and unrealized loss on investments and foreign currency	(0.07)	(0.87)
Total from investment operations	0.02	(0.77)

Less Distributions:
From net investment income	(0.04)	(0.06)

Net asset value, end of period	$9.15	$9.17

Total return[2]	0.25%	(7.67)%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,089	$1,618

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	4.22%	20.20%[4]
After fees waived and expenses absorbed	1.10%	1.10%[4]

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(2.13)%	(17.79)%[4]
After fees waived and expenses absorbed	0.99%	1.31%[4]

Portfolio turnover rate	86%	5%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

Aristotle Strategic Credit Fund
Class I
Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2015	For the Period Ended December 31, 2014*
Net asset value, beginning of period	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.45	-
Net realized and unrealized loss on investments	(0.69)	-
Total from investment operations	(0.24)	-

Less Distributions:
From net investment income	(0.40)	-

Net asset value, end of period	$9.36	$10.00

Total return[2]	(2.49)%	-%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,305	$250

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.11%	-%
After fees waived and expenses absorbed	0.62%	-%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.01%	-%
After fees waived and expenses absorbed	4.50%	-%
Portfolio turnover rate	88%	-%

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Aristotle Small Cap Equity Fund
Class I
Per share operating performance.
For a capital share outstanding throughout the period.

For the Period October 30, 2015* through December 31, 2015
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1]	0.01
Net realized and unrealized loss on investments	(0.35)
Total from investment operations	(0.34)

Less Distributions:
From net investment income	(0.01)
Total distributions	(0.01)

Net asset value, end of period	$9.65

Total return[2]	(3.43)%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,569

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	19.35%[4]
After fees waived and expenses absorbed	1.15%[4]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(17.80)%[4]
After fees waived and expenses absorbed	0.40%[4]

Portfolio turnover rate	2%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

Investment Advisors

Aristotle/Saul Global Opportunities Fund
Aristotle International Equity Fund
Aristotle Value Equity Fund
 Aristotle Capital Management, LLC
11100 Santa Monica Blvd., Suite 1700
Los Angeles, California 90025

Aristotle Strategic Credit Fund
Aristotle Credit Partners, LLC
840 Newport Center Drive, Suite 600
Newport Beach, California 92660

Aristotle Small Cap Equity Fund
Aristotle Capital Boston, LLC
125 Summer Street, Suite 1220
Boston, Massachusetts 02110

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

Independent Counsel
Morgan, Lewis & Bockius LLP
300 S. Grand Avenue, 22nd Floor
Los Angeles, California 90071

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Aristotle/Saul Global Opportunities Fund
Aristotle International Equity Fund
Aristotle Strategic Credit Fund
Aristotle Value Equity Fund
Aristotle Small Cap Equity Fund
Each a series of Investment Managers Series Trust

FOR MORE INFORMATION

Statement of Additional Information (SAI)
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Shareholder Reports
Additional information about each Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.

Each Fund’s SAI and annual and semi-annual reports will be available free of charge on the Funds’ website at www.aristotlefunds.com. You can also obtain a free copy of the Funds’ SAI or annual and semi-annual reports, request other information, or inquire about a Fund by contacting a broker that sells shares of the Fund or by calling the Funds (toll-free) at 1-888-661-6691 or by writing to:

Aristotle Funds
P.O. Box 2175
Milwaukee, Wisconsin 53201

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, DC. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are also available:

•	Free of charge, on the SEC’s EDGAR Database on the SEC’s Internet site at http://www.sec.gov;
•	For a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov; or
•	For a duplication fee, by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520.

(Investment Company Act file no. 811- 21719.)

Statement of Additional Information
May 1, 2016

Aristotle/Saul Global Opportunities Fund
Class I Shares (Ticker Symbol: ARSOX)

Aristotle International Equity Fund
Class I Shares (Ticker Symbol: ARSFX)

Aristotle Strategic Credit Fund
Class I Shares (Ticker Symbol: ARSSX)

Aristotle Value Equity Fund
Class I Shares (Ticker Symbol: ARSQX)

Aristotle Small Cap Equity Fund
Class I Shares (Ticker Symbol: ARSBX)
each a series of Investment Managers Series Trust

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectus dated May 1, 2016 (the “Prospectus”), as may be amended from time to time, for the Aristotle/Saul Global Opportunities Fund (the “Global Opportunities Fund”), Aristotle International Equity Fund (the “International Equity Fund”), Aristotle Strategic Credit Fund (the “Strategic Credit Fund”), Aristotle Value Equity Fund (the “Value Equity Fund”) and Aristotle Small Cap Equity Fund (the “Small Cap Fund”) (each, a “Fund” and together, the “Funds”), each a series of Investment Managers Series Trust (the “Trust”). Aristotle Capital Management, LLC (“Aristotle Capital”) is the investment advisor to the Global Opportunities Fund, International Equity Fund and Value Equity Fund. Aristotle Credit Partners, LLC (“Aristotle Credit”) is the investment advisor to the Strategic Credit Fund. Aristotle Capital Boston, LLC (“Aristotle Boston”) is the investment advisor to the Small Cap Fund. Each investment advisor may be referred to herein as an “Advisor” or together as the “Advisors.” A copy of the Prospectus may be obtained by contacting the Funds at the address or telephone number specified below. The Funds' Annual Report to shareholders for the fiscal year ending December 31, 2015, is incorporated by reference herein. A copy of the Funds' Annual Report can be obtained by contacting the Funds at the address or telephone number specified below.

Aristotle Funds
P.O. Box 2175
Milwaukee, Wisconsin 53201
1-888-661-6691

TABLE OF CONTENTS

THE TRUST AND THE FUNDS	B-3
INVESTMENT STRATEGIES, POLICIES AND RISKS	B-3
MANAGEMENT OF THE FUNDS	B-41
PORTFOLIO TRANSACTIONS AND BROKERAGE	B-57
PORTFOLIO TURNOVER	B-59
PROXY VOTING POLICY	B-60
ANTI-MONEY LAUNDERING PROGRAM	B-60
PORTFOLIO HOLDINGS INFORMATION	B-60
DETERMINATION OF NET ASSET VALUE	B-62
PURCHASE AND REDEMPTION OF FUND SHARES	B-64
FEDERAL INCOME TAX MATTERS	B-65
DIVIDENDS AND DISTRIBUTIONS	B-72
GENERAL INFORMATION	B-73
FINANCIAL STATEMENTS	B-75
APPENDIX A – DESCRIPTION OF SHORT-TERM RATINGS	B-76
APPENDIX B – PROXY POLICIES AND GUIDELINES	B-82

THE TRUST AND THE FUNDS

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust currently consists of several other series of shares of beneficial interest. This SAI relates only to the Funds and not to the other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Funds. The Prospectus and this SAI omit certain information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Global Opportunities Fund, Strategic Credit Fund, Value Equity Fund, and the Small Cap Fund are diversified funds, which means they are subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). The International Equity Fund is a non-diversified fund. Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies. Although the International Equity Fund is not required to comply with the above requirement, the Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

INVESTMENT STRATEGIES, POLICIES AND RISKS

The discussion below supplements information contained in the Prospectus pertaining to the investment policies of each Fund.

The Funds invest in a variety of securities and other instruments and employ a number of investment techniques that involve certain risks. The Prospectus highlights the Funds’ principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. Following the table is further information describing the investments and techniques listed in the table; references to “Funds” or “Fund” in that information refer to the applicable Funds indicated in the table.

Securities and Investment Techniques	Aristotle/Saul Global Opportunities Fund	Aristotle International Equity Fund	Aristotle Strategic Credit Fund	Aristotle Value Equity Fund	Aristotle Small Cap Equity Fund
Equity Securities			X*	X	X
Common Stock	X	X	X*	X	X
Small and Mid-Capitalization Stock	X	X		X	X
Convertible Securities	X			X*	X*
Exchange-Traded Funds	X		X*	X	X
Exchange-Traded Notes			X*
Investment Company Securities	X		X*	X	X
Closed-End Funds			X*
Other Pooled Investment Vehicles			X*
Preferred Stock	X	X	X*	X*	X*
Master Limited Partnerships			X*	X*
Real Estate Investment Trusts				X*
Warrants and Rights	X	X	X*	X*	X*
Fixed Income Securities	X		X
Debt Securities	X		X		X*
Corporate Debt Securities	X		X
Bank Loans			X
Convertible Securities			X
Delayed Funding Loans			X
Floating Rate Securities			X	X*	X*
Lower Rated/High Yield Debt Securities	X		X
Investment Grade Securities			X	X*	X*
Over-the-Counter Transactions			X
High Yield Securities			X
Revolving Credit Facilities			X
Securitized Products			X*
Collateralized Debt Obligations			X*
Stripped Securities			X*
Structured Investments			X*
Mortgage-Backed Securities			X*
Asset-Backed and Commercial Mortgage-Backed Securities			X*
Agency Obligations			X*
U.S. Government Obligations	X*	X*	X*	X*	X*
Unrated Debt Securities	X		X*
When-Issued or Delayed-Delivery Securities			X*
Zero-Coupon Securities			X*
Foreign Investments	X	X	X	X	X*
Depository Receipts	X	X		X	X*
Emerging Markets	X	X	X	X*	X*
Foreign Currency Transactions	X	X	X	X*	X*
Sovereign Debt Obligations			X
Derivatives	X	X	X*	X*	X*
Futures	X	X	X*	X*	X*
Options on Securities and Securities Indices	X	X	X*	X*	X*
Stock Index Futures	X	X	X*	X*	X*
Swaps	X	X	X*	X*	X*
Forward Contracts	X	X	X*	X*	X*
Over-the-counter Derivative Transactions	X	X	X*	X*	X*
Illiquid and Restricted Securities	X*	X*	X*	X*	X*
Lending Portfolio Securities	X*	X*	X*	X*	X*
Private Placements			X
Repurchase Agreements	X*	X*	X*	X*	X*
Reverse Repurchase Agreements			X*
Short Sales	X	X		X*	X*
Short Term Investments	X*	X*	X*	X*	X*
Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits	X*	X*	X*	X*	X*
Savings Association Obligations	X*	X*	X*	X*	X*
Commercial Paper, Short-Term Notes and Other Corporate Obligations	X*	X*	X*	X*	X*
Temporary Investments	X*	X*	X*	X*	X*

*	Non-principal investment strategy for the Fund.

Market Conditions

The equity and debt capital markets in the United States and internationally experienced unprecedented volatility from 2008 through 2012. These conditions caused a significant decline in the value and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

EQUITY SECURITIES

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Small and Mid Cap Stocks

The Funds may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for a Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Funds may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Preferred Stock

The Funds may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and a share of the proceeds resulting from the issuer’s liquidation, although preferred stock is usually subordinate to the debt securities of the issuer. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as the holders of the issuer’s common stock. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, a Fund may receive stocks or warrants as result of an exchange or tender of fixed income securities. Preference stock, which is more common in emerging markets than in developed markets, is a special type of common stock that shares in the earnings of an issuer, has limited voting rights, may have a dividend preference, and may also have a liquidation preference. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks regarding common stock or fixed income securities.

Warrants and Rights

The Funds may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle (but do not obligate) the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the company that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants and rights tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, a Fund can acquire the stock at a price below its market value. The prices of warrants and rights do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be considered speculative.

Convertible Securities

A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

INVESTMENT COMPANY SECURITIES

The Funds may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Sections 12(d)(1)(A) and 12(d)(1)(B) of the 1940 Act, a Fund and any companies controlled by the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of such Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. Each Fund may exceed these limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, a Fund may acquire the securities of affiliated and unaffiliated Underlying Funds is subject to the following guidelines and restrictions:

•            The Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

•            The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.	the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

iii.	the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Acquired funds typically incur fees that are separate from those fees incurred directly by a Fund. A Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of a Fund.

Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in-kind of securities from its portfolio, instead of in cash. As a result, a Fund may hold such securities until its Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisors to the registered investment companies in which a Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Closed-End Funds

The Strategic Credit Fund may invest in shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in Fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s).

Exchange-Traded Funds (“ETFs”)

The Funds may invest in ETFs, which are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as unit investment trusts. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in aggregations of 50,000 shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by a Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

EXCHANGE-TRADED NOTES ("ETNs")

ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at redemption, and as a result the investor may receive less than the principal amount at maturity or upon redemption, even if the value of the relevant index has increased. An investment in an ETN may not be suitable for all investors.

OTHER POOLED INVESTMENT VEHICLES

The Funds may invest in pooled investment vehicles, including limited partnerships. Examples of such vehicles include private equity funds and private equity funds of funds. A private equity fund generally invests in non-public companies that the fund’s manager believes will experience significant growth over a certain time period. A private equity fund of funds invests in other private equity funds of the type described. Investments in private equity funds, once made, typically may not be redeemed for several years, though they may be sold to other investors under certain circumstances.

To the extent that the Fund invests in pooled investment vehicles, such investments may be deemed illiquid. In addition, the Fund will bear its ratable share of such vehicles’ expenses, including its management expenses and performance fees. Performance fees are fees paid to the vehicle’s manager based on the vehicle’s investment performance (or returns) as compared to some benchmark. The fees the Fund pays to invest in a pooled investment vehicle may be higher than the fees it would pay if the manager of the pooled investment vehicle managed the Fund’s assets directly. Further, the performance fees payable to the manager of a pooled investment vehicle may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of an incentive fee.

REAL ESTATE INVESTMENT TRUSTS (“REITs”)

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for the favorable federal income tax treatment generally available to them under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

MASTER LIMITED PARTNERSHIPS (“MLPs”)

The Funds may invest in MLPs. An MLP is an entity receiving partnership taxation treatment under the Code, the interests or “units” of which are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies. The general partner manages the partnership; has an ownership stake in the partnership, typically a 2% general partner equity interest and usually additional common units and subordinated units; and is typically eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and receive cash distributions. An MLP typically pays an established minimum quarterly distribution to common unit holders, as provided under the terms of its partnership agreement. Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. At the discretion of the general partners’ Board of Directors, any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. Incentive distributions are often paid to the general partner such that as the distribution to limited partnership interests increases, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners.

Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are leveraged and typically carry a portion of a “floating” rate debt, and a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.

DEBT SECURITIES

Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed; instead payments “float” relative to a reference rate, such as LIBOR. This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s) and/or BB or below by Standard & Poor’s Ratings Group (“S&P”) or unrated but determined by the Advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, a Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for a Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. Because the Funds invest in derivatives tied to fixed income markets they may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of the Fund’s portfolio may also be affected. In addition, decreases since 2007 in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

The Funds may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity. The Global Opportunities Fund, International Equity Fund and Strategic Credit Fund may invest in below investment grade debt securities (commonly known as “junk bonds” or “high yield bonds”) and bank loans. Investment grade securities are those rated BBB or better by S&P or Baa or better by Moody’s each of which are considered a nationally recognized statistical rating organization (“NRSRO”). Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. The Funds may also invest in unrated debt securities that the Advisor believes are of comparable quality to the rated securities in which the Funds may purchase.

Over-the-Counter Transactions – Fixed Income Securities

Over-the-Counter (“OTC”) transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor and verified in appropriate cases. As OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Fund intends to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry credit risk, interest rate risk and prepayment risk. Credit risk is the risk that a fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.

Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Prepayment risk occurs when issuers prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Investment Grade Securities. The Funds may invest in investment grade securities. Investment grade securities are those rated in the Baa3 or higher categories by Moody's, or in the BBB- or higher categories by S&P, or Fitch Ratings Ltd. (“Fitch”) or, if unrated by S&P, Moody's or Fitch, determined by a Fund’s Advisor to be of comparable credit quality.

Lower-Rated Debt Securities. The Funds may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a Fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of high yield securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund’s net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, an Advisor will monitor the investment to determine whether its retention will assist in meeting a Fund’s investment objective. Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when an Advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value. In order to enforce its rights in the event of a default, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase the Fund’s operating expenses and adversely affect the Fund’s net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, a Fund’s intention to qualify as a “regulated investment company” under the Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s investment objective is more dependent on the Advisor’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories. Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objectives.

Bank Loans. Bank loans may be Senior Loans (known as first lien loans) or Subordinated Loans (known as second lien or unsecured loans). Senior Loans are loans that are senior in repayment priority to other debt of the borrower. Senior Loans generally pay interest that floats, adjusts or varies periodically based on benchmark indicators, specified adjustment schedules or prevailing interest rates. Senior Loans are often secured by specific assets or “collateral,” although they may not be secured by collateral. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”), generally referred to as a “syndicate.” The Agent typically administers and enforces the Senior Loan on behalf of the Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of, a Senior Loan. Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein.

Borrowers generally will, for the term of the Senior Loan, pledge collateral to secure their obligation (“Loan Collateral”). In addition Senior Loans may be guaranteed by or secured by assets of the borrower’s owners or affiliates. During the term of the Senior Loan, the value of collateral securing the Loan may decline in value, causing the Loan to be under-collateralized. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a Senior Loan. In addition, if a Senior Loan is foreclosed, the Fund could become part owner of the collateral and would bear the costs and liabilities associated with owning and disposing of such collateral.

Subordinated Loans (or second lien or unsecured loans) have claims on collateral that are junior to those of Senior Loans. These Subordinated Loans typically have less restrictive maintenance covenant levels than that of many Senior Loans. As a result, these Subordinated Loans are generally considered more risky than Senior Loans and usually have higher yields than Senior Loans

It is anticipated the Fund will primarily purchase bank loans by assignment as described above, however, the Fund may make investments in bank loan participations rather than purchasing a bank loan by assignment. . Participations by the Fund in a lender’s portion of a bank loan typically will result in the Fund having a contractual relationship only with such lender, not with the borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling a loan participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the participation. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers".

On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a bank loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a bank loan by a borrower or an amendment fee.

In a typical Senior Loan, the Agent administers the terms of the loan agreement and is responsible for the collection of principal, and interest payments from the borrower and the apportionment of these payments to the Fund and other investors in the bank loan. Failure by the Agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. Furthermore, unless under the terms of a loan agreement or participation (as applicable) the Fund has direct recourse against the borrower, the Fund must rely on the Agent and the other Loan Investors to use appropriate remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The typical practice of an Agent or an investor in the Bank Loan (like the Fund) in relying exclusively or primarily on reports from the borrower may involve the risk of fraud by the borrower.

The Strategic Credit Fund may purchase and retain in its portfolio a bank loan where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. While such investments may provide opportunities for enhanced income as well as capital appreciation, they generally involve greater risk and may be considered speculative. The Fund may from time to time participate on ad-hoc committees formed by creditors to negotiate with the management of financially troubled borrowers. The Fund may incur legal fees as a result of such participation. In addition, such participation may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund also may expose the Fund to potential liabilities under bankruptcy or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the investment adviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of a bank loan held by the Fund.

In some instances, other accounts managed by the Advisor may hold other securities issued by borrowers the bank loan of which may be held by the Fund. These other securities may include, for example, debt securities that are subordinate to a Senior Loans held by the Fund, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the borrower deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the borrower’s Senior Loans. In such cases, the Advisor may owe conflicting fiduciary duties to the Fund and other client accounts. The Advisor will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases, certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the Advisor’s client accounts collectively held only a single category of the issuer’s securities.

Delayed Funding Loans and Revolving Credit Facilities. The Strategic Credit Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all-times segregate or "earmark" liquid assets, in an amount sufficient to meet such commitments.

The Strategic Credit Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by the Fund.

Convertible Securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Advisor, the investment characteristics of the underlying common stock or other equity security will assist the Fund in achieving its investment objectives. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices. Convertible securities are subject to the risks associated generally with fixed income securities.

Floating Rate Securities

The Strategic Credit Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by sovereign or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool.

Securitized Products

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans and bonds. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, on specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Certain issuers of structured investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

Mortgage-Backed Securities

The Strategic Credit Fund may invest in mortgage-backed securities and derivative mortgage-backed securities, and may also invest in “principal only” and “interest only” components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security’s total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities are designed to protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If the Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, the Fund may suffer significant losses. Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property.

The ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values. For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline.

The residential real estate market in the United States continues to experience unprecedented upheaval. Among other things, the value of residential real estate has decreased significantly. This decrease in value has been more pronounced in some regions of the country but, overall, prices have dropped substantially. These significant decreases have affected the value of both prime and subprime mortgage-backed securities, as payments of principal and interest on residential mortgages have varied due to foreclosures, job losses, and other factors. As a result of these conditions, mortgage-backed securities have lost value, including the “senior” classes of those securities. There can be no assurance of when, or if, the residential real estate market will stabilize or home prices will recover. Accordingly, there can be no assurance that mortgage-backed securities will make payments of principal and interest at the times or in the amounts scheduled.

Asset-Backed and Commercial Mortgage-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

The Strategic Credit Fund may invest in asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”). ABS are securities backed by installment contracts, credit card receivables or other assets. CMBS are securities backed by commercial real estate properties. Both ABS and CMBS represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of ABS and CMBS varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an ABS or CMBS’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely.

Government Obligations

The Funds may invest in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Agency Obligations

The Fund may invest in agency obligations, such as the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mae,” and the Student Loan Marketing Association (“SLMA”). Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, in September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator.

When-Issued or Delayed-Delivery Securities

The Strategic Credit Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuations and, in the case of fixed income securities, no interest accrues to the Fund until settlement takes place. When purchasing a security on a when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If, however, the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a taxable capital gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

Zero-Coupon Securities

Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest, their price fluctuates more than other types of bonds. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Stripped Securities

The Strategic Credit Fund may purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”). These instruments are issued by banks and brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”).

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which mean that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. Bonds issued by the Resolution Funding Corporation (“REFCORP”) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Fund.

Unrated Debt Securities

The Strategic Credit Fund may invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

FOREIGN INVESTMENTS

The Global Opportunities Fund and International Equity Fund may invest in foreign investments as a principal investment strategy, and the Value Equity and Small Cap Fund may invest in foreign investments as a non-principal investment strategy. Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect a Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by a Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. Dollars of all foreign currency-denominated securities and other investments held by a Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities and other investments will be received and realized in foreign currencies, and each Fund is required to compute and distribute income in U.S. Dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. Dollar occurring after a Fund’s income has been earned and computed in U.S. Dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. Dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. Dollars required to meet such expenses.

Each Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that a Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Fund.

Depository Receipts

American Depository Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depository Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depository Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depository Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though each Fund will purchase, sell and be paid dividends on ADRs in U.S. Dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. A Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Federal Income Tax Matters.” ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored ADRs, EDRs, GDRs, and CDRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

Sovereign Debt Obligations

The Funds may invest in sovereign debt obligations, which are securities issued or guaranteed by foreign governments, governmental agencies or instrumentalities and political subdivisions, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, including the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Emerging Markets

The Funds may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. Dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies. Therefore, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect the private sector companies in which a Fund invests.

Foreign Currency Transactions

The Funds may conduct foreign currency exchange transactions either on a spot, i.e., cash, basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. A Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, a Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing or the U.S. Dollar value of interest and dividends paid on those securities.

If a Fund delivers the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by selling some of the Fund’s assets that are denominated in that specific currency. A Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks. A Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Fund’s Advisor is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for a Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign currency. The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities a Fund owns or intends to acquire, but it fixes a rate of exchange in advance. Although forward contracts can reduce the risk of loss if the values of the hedged currencies decline, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. A Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

Europe – Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The European Union currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the European Union’s resettlement and distribution of refugees, and resolution of the European Union’s problematic fiscal and democratic accountability. In addition, one or more countries may abandon the Euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. The Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Developments in the China Region

After nearly 30 years of unprecedented growth, the People's Republic of China now faces a slowing economy. The real estate market, which many observers believed to be inflated, has begun to decline. Local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. As a result, demand for Chinese exports by the U.S. and countries in Europe, and demands for Chinese imports from such countries, may weaken due to the effects of more limited economic growth. Additionally, Chinese actions to lay claim to disputed islands have caused relations with China's regional trading partners to suffer, and could cause further disruption to regional and international trade. In the long run, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

ILLIQUID AND RESTRICTED SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities in which the disposition would be subject to legal restrictions (so called “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Trust’s Board of Trustees (the “Board”) or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to each Fund’s Advisor the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board has directed each Advisor to consider such factors as (a) frequency of trading and availability of quotations; (b) the number of dealers willing to purchase or sell the security and the availability of buyers; (c) the willingness of dealers to be market makers in the security; and (d) the nature of trading activity including (i) the time needed to dispose of a position or part of a position and (ii) offer and solicitation methods. A considerable period of time may elapse between a Fund’s decision to sell such securities and the time when the Fund is able to sell them, during which time the value of the securities could decline. Illiquid securities will usually be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, more than 15% of the value of a Fund’s net assets is invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “Securities Act”). When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities issued pursuant to Rule 144A under the Securities Act that have a readily available market usually are not deemed illiquid for purposes of this limitation by the Fund. However, investing in Rule 144A securities could result in increasing the level of the Fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

PRIVATE PLACEMENTS

The Strategic Credit Fund may invest in restricted securities (securities with limited transferability under the securities laws) acquired from the issuer in “private placement” transactions. Private placement securities are not registered under the Securities Act, and are subject to restrictions on resale. They are eligible for sale only to certain qualified institutional buyers, like the Fund, and are not sold on a trading market or exchange. While private placement securities offer attractive investment opportunities otherwise not available on an open market, because such securities are available to few buyers, they are often both difficult to sell and to value. Certain of the Fund’s investments may be placed in smaller, less seasoned, issuers that present a greater risk due to limited product lines and/or financial resources. The issuer of privately placed securities may not be subject to the disclosure and other investor protection requirements of a public trade. Additionally, the Fund could obtain material non-public information from the issuer of such securities that would restrict the Fund’s ability to conduct transactions in underlying securities.

Privately placed securities can usually only be resold to other qualified institutional buyers, or in a private transaction, or to a limited number of purchasers, or in a limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. The Fund may incur more cost in the disposition of such securities because of the time and legal expense required to negotiate a private placement. Because of the limited market, the Fund may find it difficult to sell the securities when it finds it advisable to do so and, to the extent such securities are sold in private negotiations, they may be sold for less than the price for which they were purchased or less than their fair market value.

Privately placed securities cannot be resold to the public unless they have been registered under the Securities Act or pursuant to an exemption, such as Rule 144A. Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities provided that a determination is made that such securities have a readily available trading market. The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”). The Adviser will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board of Trustees. The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its percentage limitation for investments in illiquid securities.

SHORT SALES

A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. A Fund also may be required to pay a premium to borrow a security, which would increase the cost of the security sold short. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The broker-dealer will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

When a Fund’s Advisor believes that the price of a particular security held by the Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which a Fund owns for delivery at a specified date in the future. A Fund will incur transaction costs to open, maintain and close short sales against the box.

To the extent a Fund sells securities short (except in the case of short sales “against the box”), it is required to segregate an amount of cash or liquid securities on its records equal to the market price of the securities sold short. The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account is at least equal to the market value of the securities sold short. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of a Fund’s assets could affect its portfolio management.

DERIVATIVES

Each Fund may utilize a variety of derivatives contracts, such as futures, options, swaps and forward contracts, both for investment purposes and for hedging purposes. Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent an Advisor’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, a Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Fund had been sufficiently hedged with respect to such position.

Each Fund’s Advisor will not, in general, attempt to hedge all market or other risks inherent in the Fund’s positions, and may hedge certain risks, if at all, only partially. Specifically, each Advisor may choose not, or may determine that it is economically unattractive, to hedge certain risks, either in respect of particular positions or in respect of the Fund’s overall portfolio. Moreover, it should be noted that each Fund’s portfolio always will be exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and to counterparties). Each Fund’s portfolio composition may result in various directional market risks remaining unhedged, although the Advisor may rely on diversification to control such risks to the extent that the Advisor believes it is desirable to do so.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Funds.

Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk. Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, a Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH.Clearnet), rather than a bank or broker. Since neither Fund is a member of clearing houses and only members of a clearing house can participate directly in the clearing house, each Fund will hold cleared derivatives through accounts at clearing members, which are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in swap transactions. A Fund will make and receive payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to a Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Fund’s Advisor expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between a Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If a Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

Counterparty Risk. Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, a clearing member may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of the clearing member’s customers in the aggregate, rather than the gross amount of each customer. Each Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

Options on Securities and Securities Indices

A call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A put option would entitle a Fund, in return for the premium paid, to sell specified securities during the option period. Each Fund may invest in both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. American-style options are exercisable at any time prior to the expiration date of the option.

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amounts as held in a segregated account by the Fund’s custodian. The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

In addition to covered call options, a Fund may write uncovered (or “naked”) call options on securities, including ETFs, and indices; however, SEC rules require that a Fund segregates assets on its books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call. Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Writing Covered Index Call Options. Each Fund may sell index call options. Each Fund may also execute a closing purchase transaction with respect to the option it has sold and then sell another option with either a different exercise price and/or expiration date. A Fund’s objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in the underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by the appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When a Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Fund’s custodian (or a securities depository acting for the custodian) acts as a Fund’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund. A Fund may enter into similar collateral arrangements with the counterparty when it sells over-the-counter index call options.

When a Fund sells an index call option, it is also required to “cover” the option pursuant to requirements enunciated by the staff of the SEC. The staff has indicated that a mutual fund may “cover” an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price not greater than the exercise price of the written option; or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U.S. Government securities or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). A Fund generally “covers” the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index. As an alternative method of “covering” the option, the Fund may purchase an appropriate offsetting option.

The purchaser of an index call option sold by a Fund may exercise the option at a price fixed as of the closing level of the index on exercise date. Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, a Fund would not be able to close out its option positions.

Risks of Transactions in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Code for qualification of the Fund as a regulated investment company.

Over-the-Counter Options. Each Fund may engage in transactions involving over-the-counter options as well as exchange-traded options. Certain additional risks are specific to over-the-counter options. A Fund may engage a clearing corporation to exercise exchange-traded options, but if the Fund purchased an over-the-counter option, it must then rely on the dealer from which it purchased the option if the option is exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while over-the-counter options may not. Consequently, a Fund may generally be able to realize the value of an over-the-counter option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes an over-the-counter option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While each Fund will seek to enter into over-the-counter options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate an over-the-counter option at a favorable price at any time prior to expiration. Unless the Fund, as a covered over-the-counter call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate an over-the-counter option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The SEC has taken the position that purchased over-the-counter options are illiquid securities. Each Fund may treat the cover used for written over-the-counter options as liquid if the dealer agrees that the Fund may repurchase the over-the-counter option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the over-the-counter option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, each Fund will treat over-the-counter options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of over-the-counter options, each Fund will change the treatment of such instruments accordingly.

Stock Index Futures

Each Fund may invest in stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

SHORT-TERM INVESTMENTS

Each Fund may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. Each Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. These short-term instruments which each Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that a Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, each Fund may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. Each Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

A Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Fund’s Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. A Fund’s Advisor may actively expose the Fund to credit risk. However, there can be no guarantee that the Advisor will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Fund’s Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

The Funds may enter into "reverse" repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. The Fund may invest a maximum of 10% of total assets in reverse repurchase agreements. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund.

TEMPORARY INVESTMENTS

Each Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Fund’s Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. Each Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by a Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, a Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Fund’s Advisor, with respect to assets so invested. A Fund may not achieve its investment objectives during temporary defensive periods.

LENDING PORTFOLIO SECURITIES

Consistent with applicable regulatory requirements and its investment restrictions, each Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. Each Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by a Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by a Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. Each Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

LARGE SHAREHOLDER REDEMPTION RISK

Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these account holders of their shares in a Fund may impact the Fund’s liquidity and net asset value. Such redemptions may also force a Fund to sell securities at a time when it would not otherwise do so, which may increase the Fund’s broker costs and impact shareholder taxes.

CYBER SECURITY RISK

Investment companies, such as the Funds, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting a Fund or its Advisor, the Fund’s custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. A Fund may also incur additional costs for cyber security risk management purposes. While the Funds and their service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cyber security attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cyber security attach tactics, and there is the possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot control any cyber security plans or systems implemented by their service providers.

Similar types of cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of a Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. Each Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

No Fund may:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed), and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements,

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3	Except with respect to the International Equity Fund, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer,

4.	Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than securities issued by the U.S. Government, its agencies or instrumentalities);

5.	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate such as REITs;

6.	Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

7.	Purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

Each Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:
The Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with each Advisor and the Funds’ co-administrators, distributor, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that each Fund’s Advisor is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objective, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years. Charles H. Miller, Ashley Toomey Rabun and William H. Young are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
“Independent” Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997- 2012).	79	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-2015).	79	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	79	None.
Interested Trustees:
John P. Zader [a] ‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 – present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (2006 - June 2014); President, Investment Managers Series Trust (December 2007-June 2014)	79	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Eric M. Banhazlb† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Vice President, Investment Managers Series Trust (2008 – 2016).	79	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust:
Maureen Quill [a] (born 1963) Chief Executive Officer and President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 – June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).

			N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (2007 – 2016).	N/A	N/A

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Assistant Vice President	Since March 2016	Executive Vice President, UMB Fund Services, Inc. (2007 – present). Vice President, Investment Managers Series Trust (2007 – 2016). Director of Compliance, Unified Fund Services Inc. (2004 – 2007).	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009-2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Compensation

Each Independent Trustee and Mr. Zader receives from the Trust a quarterly retainer of $29,000 and $4,000 for each special in-person meeting attended and $1,000 for each telephonic meeting attended at which Board action is taken. In addition, Ms. Rabun receives an additional annual retainer of $25,000 for serving as Chairperson of the Board; each of Mr. Young and Mr. Miller receives an additional annual retainer of $10,000 for serving as Audit Committee Chair and Valuation Committee Chair, respectively; and Mr. Miller, who serves as Chair of the Nominating and Governance Committee (the “Nominating Committee”), receives a fee of $1,000 for each meeting of that Committee. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Aggregate Compensation from each Fund for the fiscal year ending December 31, 2015:

	Independent Trustees			Interested Trustee
	Charles H. Miller, Trustee and Nominating Committee and Valuation Committee Chair	Ashley Toomey Rabun, Trustee and Chairperson	William H. Young, Trustee and Audit Committee Chair	John P. Zader, Trustee
Global Opportunities Fund	$1,358	$1,480	$1,358	$1,244
International Equity Fund	$1,315	$1,433	$1,315	$1,204
Strategic Credit Fund	$1,316	$1,434	$1,316	$1,205
Small Cap Fund [1]	$348	$393	$348	$317
Pension or Retirement Benefits Accrued as Part of Fund Expenses ($)	None	None	None	None
Estimated Annual Benefits Upon Retirement ($)	None	None	None	None
Total Compensation from Trust (71 Funds) Paid to Trustees ($)[1]	$107,000	$116,500	$107,000	$98,000

[1]	The Small Cap Fund commenced operations on October 30, 2015.

Mr. Banhazl is not compensated for his service as Trustee because of his affiliation with the Trust. Officers of the Trust are not compensated by the Funds for their services.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in November 2007 (January 2008 for Mr. Banhazl) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Messrs. Banhazl and Zader, satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Messrs. Banhazl and Zader, their current and former positions with the Trust’s co-administrators. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

•	Ms. Rabun has substantial senior executive experience in mutual fund marketing and distribution and serving in senior executive and board positions with mutual funds, including multiple series trusts similar to the Trust.

•	Mr. Miller has significant senior executive experience with respect to marketing and distribution of mutual funds, including multiple series trusts similar to the Trust.

•	Mr. Young has broad senior executive experience with respect to the operations and management of mutual funds and administrative service providers, including multiple series trusts similar to the Trust.

•	Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

•	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has three standing committees: the Audit Committee, the Nominating Committee, and the Valuation Committee.

•	The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the series’ annual audit and any matters bearing on the audit or the series’ financial statements and to assist the Board’s oversight of the integrity of the series’ pricing and financial reporting. The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Young. It does not include any Interested Trustees. During the fiscal year ended December 31, 2015, the Audit Committee met once with respect to the Small Cap Fund and twice with respect to the Global Opportunities Fund, the International Equity Fund, and the Strategic Credit Fund.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.

•	The Nominating Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board and meets from time to time as needed. The Nominating Committee will consider nominees properly recommended by the Trust’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary. The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Miller. The Nominating Committee did not meet during the fiscal year ended December 31, 2015.

•	The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed by the Board. The Valuation Committee is comprised of all the Trustees and is chaired by Mr. Miller, but action may be taken by any one of the Trustees. The Valuation Committee did not meet during the fiscal year ended December 31, 2015 with respect to the Funds.

Independent Trustees comprise 60% of the Board and Ashley Toomey Rabun, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of each Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund’s investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to each Advisor the importance of maintaining vigorous risk management programs and procedures.

Each Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a Fund. Under the overall supervision of the Board, the Advisor and other service providers to a Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer (the “CCO”), the Advisor’s management, and other service providers (such as the Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect a Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees. Certain information regarding ownership by the Trustees of the Funds and other series of the Trust, as of December 31, 2015, is set forth in the following table.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles H. Miller, Independent Trustee	None	$10,001-$50,000
Ashley Toomey Rabun, Independent Trustee	None	None
William H. Young, Independent Trustee	None	None
John P. Zader, Interested Trustee	None	None
Eric M. Banhazl, Interested Trustee	None	Over $100,000

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any class of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

As of the date of this SAI, the Value Equity Fund is under the control of Aristotle Capital, which had voting authority with respect to 100% of the outstanding shares in each Fund on such date. However, once the Fund commences investment operations and its shares are sold to the public, this control will be diluted.

Fund	Control Person	Jurisdiction	Percentage of Total Outstanding Shares of the Fund as of April 2, 2016
International Equity Fund	National Financial Services LLC	NY	81.03%
Strategic Credit Fund	National Financial Services LLC	NY	78.31%
Global Opportunities Fund	Merrill Lynch Pierce Fenner & Smith	FL	41.46%

Fund	Principal Shareholder	Percentage of Total Outstanding Shares of Fund as of April 2, 2016
International Equity Fund	National Financial Services LLC New York, NY 10281	81.03%
	Charles Schwab & Co Inc. San Francisco, CA 94105	17.44%
Small Cap Fund	Charles Schwab & Co Inc. San Francisco, CA 94105	22.00%
	Borowski Family Trust Laguna Beach, CA 92651	14.04%
	Gleicher Family Trust Irvine, CA 92603	14.04%
	Schweitzer 2005 Trust Manhattan Beach, CA 90266	14.04%
	National Financial Services LLC New York, NY 10281	5.72%
	David M Adams and Katarzyna Kozak-Adams Newton, MA 02458	5.62%
	Pershing LLC Jersey City, NJ 07303	5.60%
Strategic Credit Fund	National Financial Services LLC New York, NY 10281	78.31%
	Charles Schwab & Co Inc. San Francisco, CA 94105	13.40%
Global Opportunities Fund	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL 32246	41.46%
	National Financial Services LLC New York, NY 10281	23.10%
	Charles Schwab & Co Inc. San Francisco, CA 94105	9.92%
	Gleicher Family Trust Irvine, CA 92603	7.57%

The Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of any Fund. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisors, the Fund’s distributor, IMST Distributors, LLC (the “Distributor”), or any of their respective affiliates.

The Advisors

Aristotle Capital Management, LLC, located at 11100 Santa Monica Blvd, Suite 1700, Los Angeles, California 90025, acts as investment advisor to the Global Opportunities Fund, International Equity Fund and Value Equity Fund pursuant to an Investment Advisory Agreement (the “Aristotle Capital Advisory Agreement”). The principal owners of Aristotle Capital are Howard Gleicher, Richard S. Hollander via RCB Acquisition Company, LLC, Steve Borowski, and Richard Schweitzer.

Aristotle Credit Partners, LLC, located at 840 Newport Center Drive, Suite 600, Newport Beach, California 92660, acts as investment advisor to the Strategic Credit Fund pursuant to an Investment Advisory Agreement (the “Credit Advisory Agreement”). Aristotle Credit is majority owned by Aristotle Capital Management, LLC.

Aristotle Capital Boston, LLC, located at 125 Summer Street, Suite 1220, Boston, Massachusetts 02110, acts as investment advisor to the Small Cap Fund pursuant to an Investment Advisory Agreement (the “Boston Advisory Agreement” and together with the Aristotle Capital Advisory Agreement, the “Advisory Agreements”). Aristotle Boston is majority owned by Aristotle Capital Management, LLC.

Subject to such policies as the Board of Trustees may determine, each Advisor is ultimately responsible for investment decisions for its Fund. Pursuant to the terms of its Advisory Agreement, each Advisor provides its Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments. The Advisor also continuously monitors and maintains the Fund’s investment criteria and determines from time to time what securities may be purchased by the Fund.

Each Advisory Agreement will remain in effect with respect to the relevant Fund for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect from year to year with respect to such Fund only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement with respect to a Fund is terminable without penalty by the Trust on behalf of the Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by each Advisor pursuant to its Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus.

The Funds paid the following advisory fees to their respective Advisor:

	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fee Retained
For the Fiscal Year Ended December 31, 2013
Global Opportunities Fund	$126,154	$126,153	$1

For the Fiscal Year Ended December 31, 2014
Global Opportunities Fund	$347,719	$185,750	$161,969
International Equity Fund[1]	$6,830	$6,830	$0

For the Fiscal Year Ended December 31, 2015
Global Opportunities Fund	$553,191	$189,617	$363,574
International Equity Fund	$48,373	$48,373	$0
Strategic Credit Fund[2]	$42,933	$42,933	$0
Small Cap Fund[3]	$2,148	$2,148	$0

[1]	The International Equity Fund commenced operations on March 31, 2014.
[2]	The Strategic Credit Fund commenced operations on December 31, 2014.
[3]	The Small Cap Fund commenced operations on October 30, 2015.

Fund Expenses

Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of trustees; any litigation expenses; and costs of shareholders’ and other meetings.

Each Advisor has contractually agreed to waive its fees and/or pay for operating expenses of its Fund to ensure that the total annual Fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.10%, 1.10%, 0.62%, 0.85% and 1.15% of the average daily net assets of the Global Opportunities Fund, International Equity Fund, Strategic Credit Fund, Value Equity Fund and the Small Cap Fund, respectively. Each of these agreements is effective until April 30, 2017, and it may be terminated before that date only by the Board of Trustees. Aristotle Capital has also agreed to voluntarily waive a portion of its fees and/or to reimburse the Aristotle Value Equity Fund to ensure the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.68% of the Fund’s average daily net assets during the Fund’s initial six months of operations. Aristotle Capital will not seek recoupment of any advisory fees waived or expenses absorbed during such period.

Except as described above, any reduction in advisory fees or payment of a Fund’s expenses made by its Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from a Fund if the aggregate amount of operating expenses for a fiscal year, as accrued each month, does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. A Fund must pay current ordinary operating expenses before its Advisor is entitled to recoupment of any waived fees and/or reimbursed Fund expenses.

Portfolio Managers

The Global Opportunities Fund is managed by Howard Gleicher, CFA, Alberto Jimenez Crespo, CFA, and Gregory D. Padilla, CFA. The International Equity Fund is managed by Howard Gleicher, CFA, Geoffrey S. Stewart, CFA, and Sean M. Thorpe. The Strategic Credit Fund is managed by Douglas Lopez, CFA, and Terence Reidt, CFA. The Value Equity Fund is managed by Howard Gleicher, CFA. The Small Cap Fund is managed by David M. Adams, CFA, and Jack McPherson, CFA.

Other Accounts Managed by the Portfolio Managers. As of December 31, 2015, information on other accounts managed by the Funds’ portfolio managers is as follows.

Howard Gleicher, CFA
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	3	$907.22 million	None	$0
Other Pooled Investments	6	$2,212.16 million	None	$0
Other Accounts	1,455	$8,768.08 million	None	$0

Alberto Jimenez Crespo
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	0	$0	None	$0
Other Pooled Investments	0	$0	None	$0
Other Accounts	8	$98.97 million	None	$0

Gregory D. Padilla, CFA
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	0	$0	None	$0
Other Pooled Investments	0	$0	None	$0
Other Accounts	8	$98.97 million	None	$0

Geoffrey S. Stewart, CFA
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	0	$0	None	$0
Other Pooled Investments	0	$0	None	$0
Other Accounts	551	$325.78 million	None	$0

Sean M. Thorpe
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	0	$0	None	$0
Other Pooled Investments	0	$0	None	$0
Other Accounts	551	$325.78 million	None	$0

Douglas Lopez, CFA
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	0	$0	None	$0
Other Pooled Investments	0	$0	None	$0
Other Accounts	53	$368.69 million	None	$0

Terence Reidt, CFA
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	0	$0	None	$0
Other Pooled Investments	0	$0	None	$0
Other Accounts	5	$21.99 million	None	$0

David M. Adams, CFA
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	1	$109.24 million	None	$0
Other Pooled Investments	4	$127.82 million	1	$89.02 million
Other Accounts	22	$821.2 million	None	$0

Jack McPherson, CFA
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	1	$109.24 million	None	$0
Other Pooled Investments	4	$127.82 million	1	$89.02 million
Other Accounts	22	$821.21 million	None	$0

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between a Fund and other accounts managed by the portfolio manager, the Fund’s Advisor will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

Compensation. The Funds’ portfolio managers are paid a base salary and are eligible to participate in the relevant Advisor’s annual bonus pool. The portfolio managers’ compensation arrangements are not determined on the basis of specific funds or accounts managed. Bonus amounts are determined by a number of factors including an individual’s team contribution to company objectives as well as the overall profitability of the company. Each portfolio manager is an equity partner of his Advisor and receives a portion of the overall profits of the Advisor as part of his ownership interest.

Ownership of the Funds by the Portfolio Managers. The following chart sets forth the dollar range of each portfolio manager’s ownership of the outstanding shares of the Funds as of December 31, 2015.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned (A: None, B: $1-$10,000, C: $10,001-$50,000, D: $50,001-$100,000, E: $100,001 - $500,000, F: $500,001 - $1,000,000, G: Over $1,000,000
Global Opportunities Fund
Howard Gleicher, CFA	G
Alberto Jimenez Crespo	G
Gregory D. Padilla	F
International Equity Fund
Howard Gleicher, CFA	F
Geoffrey S. Stewart, CFA	D
Sean M. Thorpe	E
Strategic Credit Fund
Douglas Lopez	E
Terence Reidt	E
Value Equity Fund
Howard Gleicher, CFA	A
Small Cap Fund
David M. Adams, CFA	C
Jack McPherson, CFA	D

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 East Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Funds. The Co-Administrators provide certain administrative services to each Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of either Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

As compensation for their services, each Fund pays the Co-Administrators an administration fee payable monthly at the annual rate set forth below as a percentage of the Fund’s average daily net assets:

Net Assets	Rate
First $150 million	0.10%
Next $100 million	0.08%
Thereafter	0.05%

The Funds paid the following co-administrator fees:
Co-Administration Fees
For the Fiscal Year Ended December 31, 2013
Global Opportunities Fund	$37,318

For the Fiscal Year Ended December 31, 2014
Global Opportunities Fund	$41,381
International Equity Fund[1]	$30,324

For the Fiscal Year Ended December 31, 2015
Global Opportunities Fund	$75,688
International Equity Fund	$36,748
Strategic Credit Fund[2]	$37,147
Small Cap Fund[3]	$5,714

[1]	The International Equity Fund commenced operations March 31, 2014.
[2]	The Strategic Credit Fund commenced operations on December 31, 2014.
[3]	The Small Cap Fund commenced operations on October 30, 2015.

UMBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

UMB Bank, n.a. (the “Custodian”), an affiliate of UMBFS, is the custodian of the assets of each Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri 64106. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Funds. Its services include auditing each Fund’s financial statements and the performance of related tax services.

Morgan, Lewis & Bockius LLP (“Morgan Lewis”), 300 South Grand Avenue, 22nd Floor, Los Angeles, California 90071, serves as counsel to the Trust and provides counsel on legal matters relating to the Funds. Morgan Lewis also serves as independent legal counsel to the Independent Trustees.

Distributor and the Distribution Agreement

IMST Distributors, LLC is the distributor (also known as the principal underwriter) of the shares of each Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor is not affiliated with the Trust, the Advisors or any other service provider for the Funds.

Under a Distribution Agreement with the Trust dated January 1, 2013 (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of each Fund. The Distributor continually distributes shares of each Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of a Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, a Fund and/or its Advisor, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of a Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from a Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. Each Fund’s Advisor pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect with respect to a Fund only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust, and have no direct or indirect financial interest in the operation of the Distribution Agreement or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Shareholder Service Plan

The Board has adopted, on behalf of the International Equity Fund, Value Equity Fund and the Small Cap Fund, a Shareholder Service Plan (the “Service Plan”) under which each Fund’s Advisor will provide, or arrange for others (such as banks, trust companies, broker-dealers and other financial intermediaries (each, a “Service Organization”)) to provide, certain specified non-distribution shareholder servicing functions for Fund shares owned by its respective customers, including but not limited to (a) establishing and maintaining accounts and records relating to customers who invest in the Fund; (b) aggregating and processing orders involving Fund shares; (c) processing dividend and other distribution payments from the Fund on behalf of customers; (d) preparing tax reports or forms on behalf of customers; (e) forwarding communications from the Fund; (f) providing sub-accounting with respect to Fund shares; (g) providing customers with a service that invests the assets of their accounts in Fund shares pursuant to specific or pre-authorized instructions; and (h) providing such other similar services as the Advisor may reasonably request to the extent it or a Service Organization is permitted to do so under applicable statutes, rules or regulations. Each Fund will pay its Advisor or Service Organizations, as applicable, at an annual rate of up to 0.15% of the Fund’s average daily net assets, payable monthly.

The following shareholder servicing fees were paid for the fiscal year ended December 31, 2015 by each Fund:

Funds
International Equity Fund	$8,998
Small Cap Fund*	$376

*	The Small Cap Fund commenced operations on October 30, 2015.

Marketing and Support Payments

Each Advisor, out of its own resources and without additional cost to its Fund or its shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. These payments are in addition to other fees described in the Funds’ Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of a Fund on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to its Advisory Agreement, each Advisor determines which securities are to be purchased and sold by its Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for a Fund also may be made directly from issuers or from underwriters. When possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which a Fund will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, each Advisor will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement, to be useful in varying degrees, but of indeterminable value.

While it is each Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to its Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Fund.

Investment decisions for a Fund are made independently from those of other client accounts that may be managed or advised by its Advisor. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s other client accounts.

The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of a Fund. However, broker-dealers who execute brokerage transactions for a Fund may effect purchases of shares of the Fund for their customers.

The Funds paid the following brokerage commissions:

Brokerage Commissions
For the Fiscal Year Ended December 31, 2013
Global Opportunities Fund	$8,052

For the Fiscal Year Ended December 31, 2014
Global Opportunities Fund	$108,958
International Equity Fund[1]	$2,220

For the Fiscal Year Ended December 31, 2015
Global Opportunities Fund	$87,128
International Equity Fund	$23,376
Strategic Credit Fund[2]	$665
Small Cap Fund[3]	$2,134

[1]	The International Equity Fund commenced operations March 31, 2014.
[2]	The Strategic Credit Fund commenced operations on December 31, 2014.
[3]	The Small Cap Fund commenced operations on October 30, 2015.

Holdings of Securities of the Funds’ Regular Brokers and Dealers

The following table indicates the value of the Global Opportunities Fund’s aggregate holdings, in thousands, of the securities of its regular brokers or dealers for the fiscal year ended December 31, 2015.

Broker	Amount
Bank of America	$1,565

The following table indicates the value of the International Equity Fund’s aggregate holdings, in thousands, of the securities of its regular brokers or dealers for the fiscal year ended December 31, 2015.

Broker	Amount
UBS AG	$370,287

The following table indicates the value of the Strategic Credit Fund’s aggregate holdings, in thousands, of the securities of its regular brokers or dealers for the fiscal year ended December 31, 2015.

Broker	Amount
Bank of America	$102
Morgan Stanley	$80

PORTFOLIO TURNOVER

Although a Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Fund’s Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes.

Each Fund’s portfolio turnover rate was as follows:

	Fiscal Year Ended
	December 31, 2015	December 31, 2014
Global Opportunities Fund	51%	67%
International Equity Fund[1]	86%	5%
Strategic Credit Fund[2]	88%	0%
Small Cap Fund[3]	2%	n/a

[1]	The International Equity Fund commenced operations March 31, 2014.

[2]	The Strategic Credit Fund commenced operations on December 31, 2014.
[3]	The Small Cap Fund commenced operations on October 30, 2015.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (the “Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting a Fund’s proxies to its Advisor, subject to the Board’s continuing oversight. The Trust Policies require that each Advisor vote proxies received in a manner consistent with the best interests of its Fund. The Trust Policies also require each Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures (the “Advisor Policies”) and a record of each proxy voted by the Advisor on behalf of its Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. See Appendix B for the Trust Policies and Advisor Policies. The Trust Policies and Advisor Policies are intended to serve as guidelines and to further the economic value of each security held by each Fund. The Trust’s CCO will review the Trust Policies and Advisor Policies annually. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between an Advisor’s interests and its Fund’s interests, the Advisor will resolve the conflict by following the Advisor Policies or the recommendation of an independent third party.

Each Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30 of each year. Once filed, a Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-888-661-6691 and on the SEC’s web site at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Funds’ transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Trust. The Disclosure Policy applies to the Funds, the Advisors and other internal parties involved in the administration, operation or custody of the Funds, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust and Independent Trustees, Morgan Lewis, and the Funds’ independent registered public accounting firm, Tait, Weller & Baker LLP (collectively, the “Service Providers”). Pursuant to the Disclosure Policy, non-public information concerning a Fund’s portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and its Advisor to the Fund’s shareholders. A Fund and its Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by its Advisor or any affiliated person of the Advisor) in connection with the disclosure of portfolio holdings information of the Fund. Each Fund’s Disclosure Policy is implemented and overseen by the CCO of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been (1) posted to a Fund’s public website (www.aristotlefunds.com) or (2) disclosed in periodic regulatory filings on the SEC’s website (www.sec.gov). Management of a Fund may make publicly available its portfolio holdings available on the Fund’s public website no earlier than five days after the date of such information (e.g., information as of January 31 may be made available no earlier than February 5).

Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, a Fund or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) the Fund’s Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Fund’s Advisor, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Fund, (iii) evaluation service providers (as described below) and (iv) shareholders receiving in-kind redemptions (as described below).

Evaluation Service Providers. These third parties include mutual fund evaluation services, such as Morningstar, Inc. and Lipper, Inc., if a Fund has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between a Fund or its authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Fund’s non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to a Fund or its Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions. A Fund may, in certain circumstances, pay redemption proceeds to shareholder by an in-kind distribution of portfolio securities (instead of cash). In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information and not to trade portfolio securities based on the non-public holdings information.

Other Entities. Pursuant to the Disclosure Policy, a Fund or its Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO of the Trust. The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements as of the date of this SAI.

The Funds’ Advisors and their affiliates provide investment advice to clients other than the Funds that have investment objectives that may be substantially similar to those of the Funds. These clients also may have portfolios consisting of holdings substantially similar to those of the Funds and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Funds’ Advisors or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.

Current Arrangements Regarding Disclosure of Portfolio Holdings. As of the date of this SAI, the Trust or the Funds have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the Advisors, MFAC and UMBFS (the Trust’s co-administrators) and the Custodian pursuant to investment management, administration and custody agreements, respectively, under which the relevant Fund’s portfolio holdings information is provided daily on a real-time basis (i.e., with no time lag); (ii) Institutional Shareholder Services (“ISS”) pursuant to a proxy voting agreement under which the Funds’ portfolio holdings information is provided bi-weekly; (iii) Tait, Weller & Baker LLP (independent registered public accounting firm), Morgan Lewis (attorneys) and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information; and (iv) Morningstar, Inc., Lipper Inc., Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which each Fund’s portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-Q (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable.

DETERMINATION OF NET ASSET VALUE

  The net asset value per share (the “NAV”) of each Fund’s shares will fluctuate and is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern Time) each business day. If, for example, the NYSE closes at 1:00 p.m. Eastern time, the Fund’s NAV would still be determined as of 4:00 p.m. Eastern time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV of each Fund is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities by (b) the number of Fund shares outstanding (assets – liabilities / # of shares = NAV). Each Fund’s NAV takes into account all of the expenses and fees of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

An example of how each Fund calculated the NAV as of December 31, 2015 is as follows:

Global Opportunities Fund Class I	$62,688,576	=	$10.27
	6,104,192

International Equity Fund Class I	$12,088,805	=	$9.15
	1,321,661

Strategic Credit Fund Class I	$8,304,587	=	$9.36
	887,124

Small Cap Fund Class I	$1,568,697	=	$9.65
	162,622

Generally, each Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Fund’s Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service (which use information provided by market makers or estimates of market value based on similar securities); and 4) other factors as necessary to determine a fair value under certain circumstances.

Securities that are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the relevant Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. OTC securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by a Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of each Fund’s fair value methodology. A Fund may hold portfolio securities, such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of each Fund are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Prospectus. Shares of each Fund are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of a Fund, you must invest the initial minimum investment for the relevant class of shares. However, a Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with a Fund.

Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year). Furthermore, each Fund may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.. In addition, if shares are purchased using a check and a redemption is requested before the check has cleared, the Fund may postpone payment of the redemption proceeds up to 15 days while the Fund waits for the check to clear.

Redemptions In-Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets). Each Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by an in-kind distribution of portfolio securities (instead of cash). The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed. If a shareholder receives an in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.

No Fund intends to hold any significant percentage of its portfolio in illiquid securities, although each Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event a Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If a Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. No Fund anticipates that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. Each Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships,” and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

As a regulated investment company, neither Fund will be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a non-deductible federal excise tax, a Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. A Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders. Each Fund’s policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

Shareholders generally will be subject to federal income taxes on distributions made by a Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose.

Dividends paid by a Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Distributions of net capital gain, if any, that a Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. A Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

Distributions in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the federal alternative minimum tax. In addition, certain distributions made after the close of a taxable year of a Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a redemption or exchange of shares held for six months or less will be treated as a long term capital loss to the extent of any amounts treated as distributions of long term capital gains during such six month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund or other substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service (the “IRS”) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

A Fund's transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund's securities, affect whether distributions will be eligible for the dividends-received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require a Fund to "mark-to-market" certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. Each Fund will monitor these transactions and will make the appropriate entries in its books and records, and if a Fund deems it advisable, will make appropriate elections if available in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

A Fund's transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered "Section 1256 contracts" for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of a Fund.

A Fund's entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, a Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

A Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as a Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to a Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Shareholders who do not itemize deductions for U.S. federal income tax purposes will not be able to deduct their pro rata portion of qualified foreign taxes paid by a Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If a Fund makes the election to pass through qualified foreign taxes and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains a Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a Fund does make the election, it will provide required tax information to shareholders. A Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

Foreign exchange gains or losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

Depreciation or other cost recovery deductions passed through to a Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders of the applicable Fund at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, a Fund may need to liquidate investments, which may lead to additional recapture income.

Each Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is 28%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain or to redemption proceeds. For Fund taxable years beginning before January 1, 2015, this 30% withholding tax will also not apply to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to a Fund’s distributions payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2016. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Funds, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of a Fund should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situations.

DIVIDENDS AND DISTRIBUTIONS

Each Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by a Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

Each Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain a Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short‑term capital gains and losses (taking into account any available carryover of capital losses), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will be taxable to shareholders as ordinary income for federal income tax purposes. If during any year a Fund realizes a net gain on transactions involving investments held for more than the period required for long‑term capital gain or loss recognition or otherwise producing long‑term capital gains and losses, the Fund will have a net long‑term capital gain. After deduction of the amount of any net short‑term capital loss, the balance (to the extent not offset by any capital losses available to be carried over) generally will be distributed and treated as long‑term capital gains in the hands of the shareholders regardless of the length of time a Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by a Fund reduces the Fund’s NAV on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder will generally be taxable, even if it effectively represents a partial return of the shareholder’s capital.

Dividends and other distributions will be made in the form of additional shares of a Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the transfer agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the transfer agent has received the written request.

A Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

GENERAL INFORMATION

Investment Managers Series Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities.

The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Funds, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series. The assets belonging to a series is charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only. Therefore, any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged by the Trustees to and among the existing series in the sole discretion of the Trustees. Each share of a Fund represents an interest in the Fund proportionately equal to the interest of each other share. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The Trust may offer more than one class of shares of any series. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. With respect to each Fund, the Trust currently offers one class of shares: Class I. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre‑emptive or conversion rights. Shares when issued are fully paid and non‑assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record.

Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two‑thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, California 91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is otherwise immaterial in nature. Other shareholder communications received by a Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust has also entered into an indemnification agreement with each Trustee which provides that the Trust shall advance expenses and indemnify and hold harmless the Trustee in certain circumstances against any expenses incurred by the Trustee in any proceeding arising out of or in connection with the Trustee's service to the Trust, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act and the 1940 Act, and which provides for certain procedures in connection with such advancement of expenses and indemnification.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust and each Advisor have adopted Codes of Ethics under Rule 17j‑1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the relevant Fund.

FINANCIAL STATEMENTS

Incorporated by reference herein is each Fund’s Annual Report to shareholders for the fiscal year ending December 31, 2015 which includes the “Report of Independent Registered Public Accounting Firm,” “Schedule of Investments,” Statement of Assets and Liabilities,” “Statement of Operations,” “Statements of Changes in Net Assets,” “Financial Highlights” and “Notes to Financial Statements.” A copy of the Funds’ Annual Report can be obtained at no charge by calling 1-888-661-6691 or writing the Funds.

APPENDIX A – DESCRIPTION OF SECURITIES RATINGS

Description of certain short-term ratings assigned by Standard & Poor’s Ratings Services (“S&P”) and Moody’s Investors Service (“Moody’s”):

Corporate Bonds (Including Convertible Bonds)

Moody’s

Aaa        Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa            Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A                Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa        Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba            Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B                Obligations rated B are considered speculative and are subject to high credit risk.

Caa        Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca            Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery.

C                Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note                    Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

AAA     An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA           An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A                An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB     An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note      Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB           An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B                An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC      An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC           An obligation rated CC is currently highly vulnerable to nonpayment.

C                The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D                An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note      Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. The “r” symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns, which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Preferred Stock

Moody’s

Aaa        An issue that is rated “Aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa          An issue that is rated “Aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A            An issue that is rated “A” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “Aaa” and “Aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa         An issue that is rated “Baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba          An issue that is rated “Ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B            An issue that is rated “B” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa        An issue that is rated “Caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca          An issue that is rated “Ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C            This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note       Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA      This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA         A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A            An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB       An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BBB, CCC        Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC         The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C            A preferred stock rated C is a nonpaying issue.

D            A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R.       This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Note       Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short Term Ratings

Moody’s
Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1        Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2           Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3           Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime        Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P

A-1        A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2        A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3        A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B            A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C            A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D            A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX B – PROXY POLICIES AND GUIDELINES

ARISTOTLE CAPITAL MANAGEMENT, LLC
Proxy Voting Policy

Introduction

Aristotle Capital Management, LLC (“Aristotle”), in compliance with the principles of Rule 204-2 of the Advisers Act, has adopted and implemented policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Aristotle has actually voted their proxies. While decisions about how to vote must be determined on a case-by-case basis, Aristotle’s general policies and procedures for voting proxies are set forth below.

Specific Proxy Voting Policies and Procedures

Aristotle believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Unless otherwise directed by the client, Aristotle will vote proxies and will vote such proxies in the manner that, in its opinion, serves the best interests of the clients in accordance with this policy.

Aristotle has contracted with Institutional Shareholder Services (“ISS”) to provide proxy voting support. Under the terms of its arrangement with ISS, Aristotle directs each custodian to forward proxy ballots to ISS for processing. Aristotle has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Aristotle may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting. Case-by-case proxy voting decisions are generally made by the Chief Investment Officer (“CIO”) or his designee. All voting records are maintained by ISS, except that Aristotle will maintain copies of any document created by Aristotle that was material in making a determination of how to vote a “case-by-case” proxy or that memorializes the basis for that decision.

The following details Aristotle’s philosophy and practice regarding the voting of proxies.

Voting Guidelines

Aristotle has adopted guidelines for certain types of matters to assist the CIO or designee in the review and voting of proxies on a case-by-case basis.  These guidelines are set forth below:

1.	Corporate Governance

a.	Election of Directors and Similar Matters

In an uncontested election, Aristotle will generally vote in favor of management’s proposed directors. In a contested election, Aristotle will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s Board of Directors, Aristotle will review any contested proposal on its merits.

Notwithstanding the foregoing, Aristotle expects to support proposals to:

•	Limit directors’ liability and broaden directors’ indemnification rights;

And expects to generally vote against proposals to:

•	Adopt or continue the use of a classified Board structure; and

•	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

b.	Audit Committee Approvals

Aristotle generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. Aristotle will generally vote to ratify management’s recommendation and selection of auditors.

c.	Shareholder Rights

Aristotle may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis. Notwithstanding the foregoing, Aristotle expects to generally support proposals to:

•	Adopt confidential voting and independent tabulation of voting results; and
•	Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•	Adopt super-majority voting requirements; and
•	Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

2.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters

Aristotle may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, Aristotle expects to generally support proposals to:

•	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);
•	Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the CIO deems them sufficiently limited in scope; and
•	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

•	Adopt classified boards of directors;
•	Reincorporate a company where the primary purpose appears to the CIO to be the creation of takeover defenses; and
•	Require a company to consider the non-financial effects of mergers or acquisitions

3.	Capital Structure Proposals

Aristotle will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.
Notwithstanding the foregoing, Aristotle expects to generally support proposals to:

•	Eliminate preemptive rights.

4.	Compensation

a.	General

Aristotle generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, Aristotle generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Aristotle may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, Aristotle expects to generally support proposals to:

•	Require shareholders approval of golden parachutes; and
•	Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.

And expects to generally vote against proposals to:

•	Adopt measures that appear to the CIO to arbitrarily limit executive or employee benefits.

5.	Stock Option Plans and Share Issuances

Aristotle evaluates proposed stock option plans and share issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, Aristotle may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, we generally will vote against stock option plans. However, we will review these proposals on a case-by-case basis to determine that shareholders interests are being represented. We certainly are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

Notwithstanding the foregoing, Aristotle expects to generally vote against proposals to:

•	Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

6.	Corporate Responsibility and Social Issues

Aristotle generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management. These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

Aristotle will consider proposals involving corporate responsibility and social issues on a case-by-case basis.

7.	Conflicts

In cases where Aristotle is aware of a conflict between the interests of a client(s) and the interests of Aristotle or an affiliated person of Aristotle (e.g., a portfolio holding is a client or an affiliate of a client of Aristotle), the Aristotle will take the following steps:

(a)	vote matters that are specifically covered by this Proxy Voting Policy (e.g., matters where the Aristotle’s vote is strictly in accordance with this Policy and not in its discretion) in accordance with this Policy; and

(b)	for other matters, contact the client for instructions with respect to how to vote the proxy.

8.	Disclosure of Proxy Voting Policy

Upon receiving a written request from a client, Aristotle will provide a copy of this policy within a reasonable amount of time. If approved by the client, this policy and any requested records may be provided electronically.

9.	Recordkeeping

Aristotle shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy Statements received regarding client securities;
(iii)	Records of votes cast on behalf of clients;
(iv)	Any documents prepared by Aristotle that were material to making a decision how to vote, or that memorialized the basis for the decision; and
(v)	Records of client requests for proxy voting information.

Aristotle may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Aristotle that are maintained with a third party such as a proxy voting service, provided that Aristotle has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

ADVISOR’S PROXY POLICIES AND GUIDELINES

ARISTOTLE CREDIT PARTNERS, LLC
Proxy Voting Policies and Procedures

PROXY VOTING
Adviser has adopted written Proxy Voting Policies and Procedures (“Proxy Procedures”), as required by Rule 206(4)-6, governing conflict of interest resolution, disclosure, reporting and recordkeeping relating to voting proxies.

GENERAL GUIDELINES
Adviser has adopted Proxy Voting Policies and Procedures that provide that Adviser has proxy voting authority for securities of its advisory clients, Adviser will vote such proxies for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, as determined by Adviser in good faith, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, as well as with Adviser’s fiduciary duties under federal and state law to act in the best interests of its clients.

OPERATIONAL GUIDELINES
Adviser has contracted with Institutional Shareholder Services (“ISS”) to provide proxy voting support. Under the terms of its arrangement with ISS, Adviser directs each custodian to forward proxy ballots to ISS for processing.

Adviser has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Adviser may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting. Case-by-case proxy voting decisions are generally made by the Chief Investment Officer or his designee. All voting records are maintained by ISS, except that Adviser will maintain copies of any document created by Adviser that was material in making a determination of how to vote a “case-by-case” proxy or that memorializes the basis for that decision.

On occasion, Adviser may determine not to vote a particular proxy. This may be done, for example where: (1) the cost of voting the proxy outweighs the potential benefit derived from voting; (2) a proxy is received with respect to securities that have been sold before the date of the shareholder meeting and are no longer held in a client account; (3) the terms of an applicable securities lending agreement prevent Adviser from voting with respect to a loaned security; (4) despite reasonable efforts, Adviser receives proxy materials without sufficient time to reach an informed voting decision and vote the proxies; (5) the terms of the security or any related agreement or applicable law preclude Adviser from voting; or (6) the terms of an applicable advisory agreement reserve voting authority to the client or another party.

IDENTIFYING AND ADDRESSING CONFLICTS OF INTEREST
Adviser acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Adviser is aware of the facts necessary to identify conflicts, management of Adviser must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Adviser or any affiliate of Adviser will be considered only to the extent that Adviser has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the Chief Investment Officer or his designee, Adviser may choose one of several options including: (1) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not Adviser clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.

CLIENT REQUESTS FOR INFORMATION
Investment advisory clients may request a copy of Adviser’s Proxy Procedures and/or information about how Adviser has voted securities in their account by contacting Adviser. Adviser will not disclose proxy votes for a client to other clients or third parties unless specifically requested, in writing, by the client. However, to the extent that Adviser may serve as sub-adviser to another adviser to a client, Adviser will be deemed to be authorized to provide proxy voting records on such account to such other adviser. Adviser is responsible for voting proxies for all portfolio securities of the mutual clients and keeping certain records relating to how the proxies were voted as required by the Investment Advisers Act of 1940. Adviser will provide these records to the mutual fund’s Trust Board in order for the required N-PX filings on behalf of the mutual fund to be made each year in August. Adviser shall provide a complete voting record for the Fund, as required by the Proxy Rule. Special rules apply when Adviser is asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of Adviser or an affiliated person of Adviser. Please see Section 13.3 above for procedures for resolving potential conflicts related to proxy voting.

DISCLOSURE POLICY
A description of the Proxy Procedures appears in Adviser’s Brochure.

PROXY VOTING FOR ACCOUNTS SUBJECT TO ERISA
DOL provided investment managers the following guidance about their ERISA responsibilities, when voting proxies:

Where the authority to manage plan assets has been delegated to an investment manager, only the investment manager has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a plan trustee regarding the voting of proxies.

DOL has also indicated that an adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies. Appropriate steps include informing the plan sponsor and its trustees, bank custodian or broker-dealer custodian of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary.
When voting proxies, an investment manager must consider proxies as a plan asset and vote only in the best economic interests of the plan participants.

DOL has also indicated that the adviser must properly document votes and that the named fiduciary has a duty to monitor the proxy voting process of the adviser. Advisers should be prepared to issue proxy voting reports to clients. Records of “solicitation” activities by issuers (or others) should be maintained. Records should reflect a verification of each proxy to each share in each account. Records should be maintained in such a manner that it is easy to backtrack. Copies of each executed ballot should be maintained.

ARISTOTLE CAPITAL BOSTON, LLC
PROXY POLICIES & PROCEDURES
Introduction

Aristotle Capital Boston, LLC (“Aristotle Boston”), in compliance with the principles of Rule 204-2 of the Advisers Act, has adopted and implemented policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Aristotle Boston has actually voted their proxies.  While decisions about how to vote must be determined on a case-by-case basis, Aristotle Boston’s general policies and procedures for voting proxies are set forth below.

Specific Proxy Voting Policies and Procedures

Aristotle Boston believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Unless otherwise directed by the client, Aristotle Boston will vote proxies and will vote such proxies in the manner that, in its opinion, serves the best interests of the clients in accordance with this policy.

Aristotle Boston has contracted with Institutional Shareholder Services (“ISS”) to provide proxy voting support.  Under the terms of its arrangement with ISS, Aristotle Boston directs each custodian to forward proxy ballots to ISS for processing. Aristotle Boston has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Aristotle Boston may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting.  Case-by-case proxy voting decisions are generally made by the Portfolio Manager or his designee.  All voting records are maintained by ISS, except that Aristotle Boston will maintain copies of any document created by Aristotle Boston that was material in making a determination of how to vote a “case-by-case” proxy or that memorializes the basis for that decision.

The following details Aristotle Boston’s philosophy and practice regarding the voting of proxies.

Voting Guidelines

Aristotle Boston has adopted guidelines for certain types of matters to assist the Portfolio Manager or designee in the review and voting of proxies on a case-by-case basis.  These guidelines are set forth below:

1.	Corporate Governance

a.	Election of Directors and Similar Matters

In an uncontested election, Aristotle Boston will generally vote in favor of management’s proposed directors.  In a contested election, Aristotle Boston will evaluate proposed directors on a case-by-case basis.  With respect to proposals regarding the structure of a company’s Board of Directors, Aristotle Boston will review any contested proposal on its merits.

Notwithstanding the foregoing, Aristotle Boston expects to support proposals to:

•	Limit directors’ liability and broaden directors’ indemnification rights;

And expects to generally vote against proposals to:

•	Adopt or continue the use of a classified Board structure; and
•	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

b.	Audit Committee Approvals

Aristotle Boston generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances.  Aristotle Boston will generally vote to ratify management’s recommendation and selection of auditors.

c.	Shareholder Rights

Aristotle Boston may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.  Notwithstanding the foregoing, Aristotle Boston expects to generally support proposals to:

•	Adopt confidential voting and independent tabulation of voting results; and
•	Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•	Adopt super-majority voting requirements; and
•	Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

2.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters

Aristotle Boston may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company.  These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, Aristotle Boston expects to generally support proposals to:

•	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);
•	Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Portfolio Manager deems them sufficiently limited in scope; and
•	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

•	Adopt classified boards of directors;
•	Reincorporate a company where the primary purpose appears to the Portfolio Manager to be the creation of takeover defenses; and
•	Require a company to consider the non-financial effects of mergers or acquisitions.

3.	Capital Structure Proposals

Aristotle Boston will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.
Notwithstanding the foregoing, Aristotle Boston expects to generally support proposals to:
•	Eliminate preemptive rights.

4.	Compensation

a.	General

Aristotle Boston generally supports proposals that encourage the disclosure of a company’s compensation policies.  In addition, Aristotle Boston generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance.  Aristotle Boston may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, Aristotle Boston expects to generally support proposals to:

•	Require shareholders approval of golden parachutes; and
•	Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.

And expects to generally vote against proposals to:

•	Adopt measures that appear to the Portfolio Manager to arbitrarily limit executive or employee benefits.

5.	Stock Option Plans and Share Issuances

Aristotle Boston evaluates proposed stock option plans and share issuances on a case-by-case basis.  In reviewing proposals regarding stock option plans and issuances, Aristotle Boston may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, we generally will vote against stock option plans. However, we will review these proposals on a case-by-case basis to determine that shareholders interests are being represented. We certainly are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

Notwithstanding the foregoing, Aristotle Boston expects to generally vote against proposals to:

•	Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

6.	Corporate Responsibility and Social Issues

Aristotle Boston generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management.  These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

Aristotle Boston will consider proposals involving corporate responsibility and social issues on a case-by-case basis.

7.	Conflicts

In cases where Aristotle Boston is aware of a conflict between the interests of a client(s) and the interests of Aristotle Boston or an affiliated person of Aristotle Boston (e.g., a portfolio holding is a client or an affiliate of a client of Aristotle Boston), the Aristotle Boston will take the following steps:

(a)	vote matters that are specifically covered by this Proxy Voting Policy (e.g., matters where the Aristotle Boston’s vote is strictly in accordance with this Policy and not in its discretion) in accordance with this Policy; and

(b)	for other matters, contact the client for instructions with respect to how to vote the proxy.

8.	Disclosure of Proxy Voting Policy

Upon receiving a written request from a client, Aristotle Boston will provide a copy of this policy within a reasonable amount of time.  If approved by the client, this policy and any requested records may be provided electronically.

9.	Recordkeeping

Aristotle Boston shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy Statements received regarding client securities;
(iii)	Records of votes cast on behalf of clients;
(iv)	Any documents prepared by Aristotle Boston that were material to making a decision how to vote, or that memorialized the basis for the decision; and
(v)	Records of client requests for proxy voting information.

Aristotle Boston may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Aristotle Boston that are maintained with a third party such as a proxy voting service, provided that Aristotle Boston has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

INVESTMENT MANAGERS SERIES TRUST
PROXY VOTING POLICIES AND PROCEDURES

Investment Managers Series Trust (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”).  Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisors

The Board believes that the investment advisor of each Fund (each an “Advisor” and, collectively, the “Advisors”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund.  The Trust shall therefore defer to, and rely on, the Advisor of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Advisor of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio.  Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act.  Each Advisor shall perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which shall be presented to this Board for its review.  Each Advisor shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund or an Advisor has a web site, a copy of the Advisor’s proxy voting policy and this Policy may be posted on such website.  A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus.  The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Advisor shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as advisor, to the Trust’s co-administrator within 15 days following the end of each calendar quarter.  The Trust’s co-administrator, MFAC will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

PART C: OTHER INFORMATION

Aristotle Funds

ITEM 28.	EXHIBITS

(a)	(1) Agreement and Declaration of Trust of Registrant (1)
(2)	Certificate of Trust (1)
(3)	Amendment to Certificate of Trust (1)
(4)	Amendment to Certificate of Trust (2)
(5)	Amendment to Certificate of Trust (7)
(6)	Amendment to Agreement and Declaration of Trust (2)
(7)	Amendment to Agreement and Declaration of Trust (4)
(8)	Amendment to Agreement and Declaration of Trust (6)
(9)	Amendment to Agreement and Declaration of Trust (16)
(10)	Certificate of Designation of the Aristotle Global Opportunity Fund (9)
(i)	Amended Certificate of Designation of Aristotle/Saul Opportunity Fund (10)
(11)	Certificate of Designation of the Aristotle International Equity Fund (14)
(12)	Certificate of Designation of the Aristotle Strategic Credit Fund (19)
(13)	Certificate of Designation of the Aristotle Value Equity Fund and the Aristotle Small Cap Equity Fund (20)
(b)	Amended By-Laws of Registrant (5),(15)
(c)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and Bylaws.
(d)	Investment Advisory Agreement (10),(11)
(1)	Amended and Restated Investment Advisory Agreement – Aristotle International Equity Fund (17)
(2)	Amended and Restated Investment Advisory Agreement – 2nd Amended and Restated Appendix A (23)
(3)	Investment Advisory Agreement with Aristotle Capital Boston, LLC (23)
(e)	Distribution Agreement (3),(12)
(f)	Bonus or Profit Sharing Contracts is not applicable.
(g)	Custody Agreement (3)
(h)	Other Material Contracts
(1)	Transfer Agency Agreement (6)
(i)	Amended and Restated Transfer Agency Agreement (22)
(2)	Fund Accounting Agreement (6)
(i)	Amended Fund Accounting Agreement (15)
(3)	Co-Administration Agreement (6)
(i)	Second Amended Co-Administration Agreement (15)
(ii)	Amendment to Co-Administration Agreement (22)
(4)	Operating Expense Agreement (10)
(i)	Amended and Restated Operating Expense Agreement (17)
(ii)	Amended and Restated Operating Expense Agreement – 2nd Amended and Restated Appendix (23)
(iii)	Operating Expense Agreement with Aristotle Capital Boston, LLC (23)
(iv)	Amended and Restated Operating Expense Agreement– filed herewith
(5)	Shareholder Service Plan (13)
(i)	Amended and Restated Shareholder Service Plan (23)
(i)	Opinion and Consent of Legal Counsel (23)
(j)	Consent of Independent Registered Public Accounting Firm – filed herewith
(k)	Not applicable
(l)	Initial Subscription Agreement
(1)	Aristotle/Saul Opportunity Fund (10)
(2)	Aristotle International Equity Fund (17)
(3)	Aristotle Strategic Credit Fund (21)
(4)	Aristotle Small Cap Equity Fund (23)
(m)	Rule 12b-1 Plan – Not Applicable

(n)	Rule 18f-3 Plan – Not Applicable
(o)	Powers of Attorney (3),(18)
(p)	Code of Ethics
(1)	Code of Ethics of the Trust (8)
(2)	Codes of Ethics of the Advisor (10)
(3)	Code of Ethics of Distributor – Not Applicable

(1)	Previously filed in Registrant's Post-Effective Amendment No. 14 filed with the Commission on March 31, 2006.
(2)	Previously filed in Registrant’s Post-Effective Amendment No. 29 filed with the Commission on December 5, 2007.
(3)	Previously filed in Registrant’s Post-Effective Amendment No. 31 filed with the Commission on February 1, 2008.
(4)	Previously filed in Registrant’s Post-Effective Amendment No. 33 filed with the Commission on March 14, 2008.
(5)	Previously filed in Registrant’s Post-Effective Amendment No. 34 filed with the Commission on March 31, 2008.
(6)	Previously filed in Registrant’s Post-Effective Amendment No. 56 filed with the Commission on April 1, 2009.
(7)	Previously filed in Registrant’s Post-Effective Amendment No. 73 filed with the Commission on December 30, 2009.
(8)	Previously filed in Registrant’s Post-Effective Amendment No. 96 filed with the Commission on June 29, 2010.
(9)	Previously filed in Registrant’s Post-Effective Amendment No. 195 filed with the Commission on December 16, 2011.
(10)	Previously filed in Registrant’s Post-Effective Amendment No. 238 filed with the Commission on March 30, 2012.
(11)	Previously filed in Registrant’s Post-Effective Amendment No. 297 filed with the Commission on December 26, 2012.
(12)	Previously filed in Registrant’s Post-Effective Amendment No. 353 filed with the Commission on April 30, 2013.
(13)	Previously filed in Registrant’s Post-Effective Amendment No. 411 filed with the Commission on September 25, 2013.
(14)	Previously filed in Registrant’s Post-Effective Amendment No. 453 filed with the Commission on January 15, 2014.
(15)	Previously filed in Registrant’s Post-Effective Amendment No. 490 filed with the Commission on March 28, 2014.
(16)	Previously filed in Registrant’s Post-Effective Amendment No. 494 filed with the Commission on March 28, 2014.
(17)	Previously filed in Registrant’s Post-Effective Amendment No. 497 filed with the Commission on March 31, 2014.
(18)	Previously filed in Registrant’s Post-Effective Amendment No. 558 filed with the Commission on September 30, 2014.
(19)	Previously filed in Registrant’s Post-Effective Amendment No. 568 filed with the Commission on October 17, 2014.
(20)	Previously filed in Registrant’s Post-Effective Amendment No. 571 filed with the Commission on October 24, 2014.
(21)	Previously filed in Registrant’s Post-Effective Amendment No. 586 filed with the Commission on December 22, 2014.
(22)	Previously filed in Registrant’s Post-Effective Amendment No. 659 filed with the Commission on August 14, 2015.
(23)	Previously filed in Registrant’s Post-Effective Amendment No. 704 filed with the Commission on October 30, 2015.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUNDS

See the Statement of Additional Information.

ITEM 30.	INDEMNIFICATION

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee's service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Pursuant to the Distribution Agreement between the Trust and IMST Distributors, LLC (the “Distributor”), the Trust has agreed to indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (“Distributor Indemnitees”), free and harmless (a) from and against any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which Distributor and/or each of the Distributor Indemnitees may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify Distributor and any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by Distributor in writing for the purpose of, and used in, the preparation thereof; (b) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur in connection with this Agreement or the Distributor’s performance hereunder, except to the extent the Losses result from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement, (c) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur resulting from the actions or inactions of any prior service provider to the Trust or any Funds in existence prior to, and added to Schedule A after, the date of this Agreement, or (d) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur when acting in accordance with instructions from the Trust or its representatives; and provided further that to the extent this agreement of indemnity may require indemnity of any Distributor Indemnitee who is also a trustee or officer of the Trust, no such indemnity shall inure to the benefit of such trustee or officer if to do so would be against public policy as expressed in the 1933 Act or the 1940 Act.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

With respect to the Advisor, the response to this Item is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”).  The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

ITEM 32.	IMST DISTRIBUTORS, LLC

(a)	IMST Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Investment Managers Series Trust
2.	Investment Managers Series Trust II

(b)	The following are the Officers and Managers of the Distributor. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110 Berwyn, PA 19312	Vice President	None
Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110 Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Transfer Agent, Fund Accountant and Co-Administrator	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Registrant’s Co-Administrator	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740
Registrant’s Custodian	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri, 64106
Registrant’s Investment Advisors	Aristotle Capital Management, LLC 11100 Santa Monica Boulevard, Suite 1700 Los Angeles, California 90025

Aristotle Credit Partners, LLC 840 Newport Center Drive, Suite 600 Newport Beach, California 92660
Aristotle Capital Boston, LLC 125 Summer Street, Suite 1220 Boston, Massachusetts, 02110
Registrant’s Distributor	IMST Distributors, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

ITEM 34.	MANAGEMENT SERVICES

Not applicable

ITEM 35.	UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the  29th of April, 2016.

INVESTMENT MANAGERS SERIES TRUST

By:	/s/ Maureen Quill
Maureen Quill, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 29th of April, 2016, by the following persons in the capacities set forth below.

Signature	Title
†
Ashley Toomey Rabun	Trustee
†
William H. Young	Trustee
†
Charles H. Miller	Trustee
†
John P. Zader	Trustee
†
Eric M. Banhazl /s/ Maureen Quill	Trustee
/s/ Rita Dam	President
Rita Dam	Treasurer and Principal Financial and Accounting Officer

† By	/s/ Rita Dam
Attorney-in-fact, pursuant to power of attorney previously filed with Post-Effective Amendment No. 558 on September 30, 2014.

EXHIBIT INDEX

Exhibit	Exhibit No.
Consent of Independent Registered Public Accounting Firm	EX99.28(j)
Amended and Restated Operating Expense Agreement	EX99.28(h)(4)(iv)